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                                                                   EXHIBIT 10.14

                             UNDERWRITING AGREEMENT

April 28, 2003

ACS MEDIA INCOME FUND
79 Wellington Street West
Suite 3000
Toronto, Ontario
M5A 4R4

ATTENTION:        Trustees

- and -

ACS MEDIA LLC
3601 C Street
Anchorage, Alaska
99503

ATTENTION:        President

- and -

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.
600 Telephone Avenue, MS 65
Anchorage, Alaska
99503

ATTENTION:        General Counsel

- and -

THE OTHER ACS PARTIES

Dear Sirs:

         We understand that ACS Media Income Fund (the "FUND") proposes to issue and sell to the Underwriters (as defined below) previously unissued trust units of the Fund (the "UNITS") and has prepared and filed a Preliminary Prospectus (as amended and restated) with respect to the Units in each of the provinces and territories of Canada (the "QUALIFYING JURISDICTIONS"). We also understand that Alaska Communications Systems Holdings, Inc. ("ALASKA COMMUNICATIONS SYSTEMS") is the promoter of the Fund and that the Fund intends to use the proceeds of the sale of the Units to indirectly, through ACS Media Canada Inc. ("ACS CANADA"), acquire a 87.4% interest in ACS Media LLC (the "COMPANY") from ACS Media Holdings LLC ("ACS HOLDINGS"), a wholly-owned subsidiary of ACS InfoSource, Inc. ("ACS INFOSOURCE"). Upon and subject to the terms and conditions contained in this agreement, CIBC World Markets Inc. ("CIBC WM"), RBC Dominion Securities Inc. ("RBC DS"), Scotia Capital Inc. ("SCOTIA"), BMO Nesbitt Burns Inc. ("BMO NB"), National Bank Financial Inc. ("NBF") and Westwind Partners Inc. ("WESTWIND") (collectively, the "UNDERWRITERS", and each, an "UNDERWRITER") hereby severally offer to purchase from the Fund in the respective percentages set out in Section 25 of this agreement, and the Fund hereby agrees to sell to the Underwriters, all but not less than all of the 17,500,000 Units (the "INITIAL UNITS") at the purchase price of $10.00 per Unit, being an aggregate purchase price of $175,000,000.

         By acceptance of this agreement, the Fund grants to the Underwriters an irrevocable right (the "OVER-ALLOTMENT OPTION") to purchase, severally and not jointly, up to 1,500,000 additional Units (or such lesser amount, such that following the exercise of the Over-Allotment Option in full, ACS Holdings will continue to own at least 5% of the issued and outstanding Company Interests) (the "ADDITIONAL UNITS") from the Fund on the same basis (including as to the fee payable to the Underwriters per Additional

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Unit) as the purchase of the Initial Units. If CIBC WM, on behalf of the
Underwriters, elects to exercise the Over-Allotment Option (which election may occur on no more than one occasion), CIBC WM shall notify the Fund in writing not later than noon on the 30th day following the Closing Date, which notice shall specify the number of Additional Units to be purchased by the Underwriters and the date and time at which such Additional Units are to be purchased (the "OVER-ALLOTMENT CLOSING TIME"). Such date may be the same as the Closing Date but not earlier than the later of (i) the Closing Date and (ii) three business days after the delivery date of such notice, nor later than five business days after the date of such notice. Additional Units may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Initial Units. If any Additional Units are purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Units (subject to such adjustments to eliminate fractional Units as CIBC WM may determine) that bears the same proportion to the total number of Additional Units to be purchased as the number of Initial Units set out in Section 25 opposite the name of such Underwriter bears to the total number of Initial Units.

         The Initial Units and the Additional Units are hereinafter referred to, collectively, as the "PURCHASED UNITS")

         In consideration of the agreement of the Underwriters to purchase the Initial Units and to offer them to the public pursuant to the Prospectus, the Fund agrees to pay to the Underwriters, at the Time of Closing (as defined below), an aggregate fee of $10,062,500, being a fee equal to 5.75% of the aggregate purchase price for the Initial Units, or $0.575 per Initial Unit.

TERMS AND CONDITIONS

         The following are additional terms and conditions of this agreement among the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource, Alaska Communications Systems and the Underwriters.

1.       DEFINITIONS.

         Where used in this agreement, or in any amendment to this agreement, the following terms will have the following meanings, respectively:

         1.1 "ACS CANADA" means ACS Media Canada Inc., a corporation existing under the laws of the Province of Ontario;

         1.2 "ACS CREDIT DOCUMENTS" means any or all of the credit agreements, indentures or other similar documents to which Alaska Communications Systems Group, Inc. and/or Alaska Communications Systems Holdings, Inc. and/or any of their respective affiliates are a party or are bound, together with all instruments and other agreements entered into in connection with such agreements, each as amended, supplemented, or otherwise modified from time to time;

         1.3 "ACS HOLDINGS" means ACS Media Holdings LLC, a limited liability company existing under the laws of the State of Alaska;

         1.4 "ACS INFOSOURCE" means ACS InfoSource, Inc., a corporation existing under the laws of the State of Alaska;

         1.5      "ACS NOTES" means the notes issued pursuant to the Note
                  Indenture;

         1.6 "ACS PARTIES" means, collectively, the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource and Alaska Communications Systems Holdings, Inc.;

         1.7      "AFFILIATE" means an affiliated entity for purposes of Section
                  1.2 of Ontario Securities Commission Rule 45-501 [Revised] - Exempt Distributions;

         1.8      "BENEFICIARIES" has the meaning given to that term in Section
                  16.8;

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         1.9      "BUSINESS" means the business carried on by ACS InfoSource, and to be carried on by the Fund, indirectly through the Company, immediately following the Time of Closing, as described in the Prospectus;

         1.10 "BUSINESS DAY" means a day other than a Saturday, a Sunday or a day on which banks are not open for business either in Toronto, Ontario or Anchorage, Alaska;

         1.11     "CLAIM" has the meaning given to that term in Section 16;

         1.12 "CLOSING" means the completion of the offering of the Initial Units under the Prospectus and the transactions contemplated in Articles 2, 3, 4, 5, 6, 7 and 8 of the Investment Agreement on the Closing Date;

         1.13 "CLOSING DATE" means May 8, 2003 or any earlier or later date as may be agreed to in writing by the Fund, Alaska Communications Systems and the Underwriters, each acting reasonably, but will in any event not be later than May 30, 2003;

         1.14 "CODE" means the U.S. Internal Revenue Code of 1986, as amended;

         1.15 "COMPANY" means ACS Media LLC, a limited liability company existing under the laws of the State of Alaska;

         1.16 "COMPANY INTERESTS" means membership interests in the capital of the Company, as subsequently consolidated or subdivided, or any other securities resulting from a reclassification or amendment thereto;

         1.17 "CONTINUING UNDERWRITERS" has the meaning given to that term in Section 25;

         1.18 "DECLARATION OF TRUST" means the declaration of trust dated March 5, 2003, pursuant to which the Fund was created, as amended and restated from time to time;

         1.19     "DEFAULTED UNITS" has the meaning given to that term in
                  Section 25;

         1.20 "DISCLOSURE LETTER" means the letter dated the date of this agreement from the Company to the Underwriters in respect of the representations and warranties related to the Company and the Business, in form satisfactory to the Underwriters, and which letter forms an integral part of this agreement;

         1.21 "DISTRIBUTION" means a distribution or distribution to the public, as the case may be, for the purposes of the Securities Laws or any of them;

         1.22 "EMPLOYMENT AGREEMENTS" means, collectively, the employment agreements to be dated the Closing Date between the Company and each of Wesley E. Carson, Wayne P. Graham and Vicki L. Pedersen in respect of his/her services as President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Vice President, Operations of the Company, respectively.

         1.23 "ENVIRONMENT" means soils, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwaters, draining water supply, stream sediments, air, plant and animal life, and any other environmental medium or natural resource;

         1.24 "ENVIRONMENTAL LAWS" means any U.S. federal, state, municipal or local law, statute, by-law, ordinance, regulation, rule, order, decree, permit agreement, judicial or administrative decision, injunction or legally binding requirement of any governmental authority which relates to or otherwise imposes liability or standards of conduct concerning discharges, spills, releases or threatened releases of noises, odours or any Substances into, or the presence of noises, odours or any Substances in, ambient air, ground or surface water or land, municipal or other works (including sewers and storm drains) or otherwise relating to

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                  the manufacture, processing, generation, distribution, use, treatment storage, discharge, release, disposal, clean-up, transport or handling of Substances or to the protection of the environment, as now or at any time hereafter in effect;

         1.25 "ENVIRONMENTAL PERMITS" means all permits, certificates, consents, authorizations, registrations, licences or other approvals issued by any Governmental Body pursuant to any Environmental Laws;

         1.26 "EXCHANGE AGREEMENT" means the exchange agreement to be entered into on the closing of the offering under the Prospectus among the Fund, ACS Canada, the Company, ACS Holdings and ACS InfoSource and such other Persons who from time to time execute the exchange agreement or are deemed to be party thereto, regarding the Exchange Rights;

         1.27 "EXCHANGE RIGHTS" means the rights granted pursuant to, and referred to as the "Investor Exchange Right" in, the Exchange Agreement;

         1.28 "EXISTING SECURITYHOLDERS" has the meaning given to that term in Section 20;

         1.29 "FINAL MRRS DECISION DOCUMENT" means a receipt for the Prospectus issued in accordance with the MRRS;

         1.30     "FINANCIAL INFORMATION" means:

                  a. the selected consolidated financial information of ACS InfoSource set forth in the Prospectus under the headings "Prospectus Summary - Summary of Distributable Cash Flows of the Fund", "Prospectus Summary - Selected Consolidated Financial Information", "Summary of Distributable Cash Flows of the Fund", "Reconciliation of Income Before Income Taxes to EBITDA", "Selected Consolidated Financial Information" and "Consolidated Capitalization";

                  b. the selected consolidated financial information of the Fund set forth in the Prospectus under the headings "Prospectus Summary - Summary of Distributable Cash Flows of the Fund" and "Summary of Distributable Cash Flows of the Fund";

                  c. management's discussion and analysis of financial condition and results of operations set forth in the Prospectus under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and

                  d. the financial statements (including pro forma financial statements) of the Fund and ACS InfoSource;

                  e. in each case, included in the Prospectus, together with the reports of Deloitte & Touche LLP, on those financial statements, if applicable, and including the notes with respect to those financial statements, if applicable;

         1.31 "FUND" means ACS Media Income Fund, a trust formed under the laws of the Province of Ontario;

         1.32 "GOVERNMENTAL BODY" means any (i) multinational, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the foregoing; (iii) any quasi-governmental, self-regulatory organization or private body exercising any regulatory, expropriation or taxing authority under or for the account of its members or any of the above; or (iv) any arbitrator exercising jurisdiction over the affairs of the applicable Person, asset, obligation or other matter;

         1.33 "GOVERNMENTAL CHARGES" means all taxes, duties, levies, assessments, reassessments and other charges together with all related penalties, interest and fines, payable in respect of periods ending on or before the Closing Date to any domestic or foreign government

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                  (federal, provincial, state, municipal or otherwise) or to any regulatory authority, agency, commission or board of any domestic or foreign government, or imposed by any court or any other law, regulation or rule making entity having jurisdiction in the relevant circumstances, applicable to any of ACS InfoSource, ACS Holdings, the Company, or the Business;

         1.34 "HSR ACT" means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder;

         1.35 "INDEMNIFIED PARTY" and "Indemnified Parties" have the meanings given to those terms in Section 16.1;

         1.36 "INVESTMENT AGREEMENT" means the investment agreement to be entered into on the date of the Prospectus among the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource and Alaska Communications Systems respecting, among other things, the investment by the Fund of the proceeds of the offering under the Prospectus in ACS Canada and the purchase by ACS Canada of 87.4% of the existing and outstanding Company Interests from ACS Holdings;

         1.37     "IPO OFFERING DOCUMENTS" has the meaning given to that term in
                  Section 16.1.2;

         1.38 "LAW" means any and all laws, including all federal, state, provincial and local statutes, codes, ordinances, guidelines, decrees, rules, regulations and municipal by-laws and all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, directives, decisions, rulings or awards or other requirements of any other Governmental Body, binding on or affecting the Person referred to in the context in which the term was used;

         1.39 "LIEN" means any mortgage, charge, pledge, hypothecation, security interest, assignment, Lien (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature, or any other arrangement or condition which, in substance, secures payment or performance of an obligation;

         1.40 "LLC AGREEMENT" means the limited liability company agreement of the Company dated April 28, 2003;

         1.41 "LTIP" means the long-term incentive plan for the managers, officers and senior management employees of the Company;

         1.42 "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means any effect or change on the Fund, ACS Canada, the Company or the Business that is or is reasonably likely to be materially adverse to the results of operations, financial condition, assets, properties, capital, liabilities (contingent or otherwise), cash flow, income or business operations of the Fund, ACS Canada, the Company or the Business, after giving effect to this agreement and the transactions contemplated hereby or that is materially adverse to the completion of the transactions contemplated by this agreement or the Related Agreements, in each case taken as a whole and as a going concern and, for greater certainty, where applicable, applying the multiple or yield based upon which Units are priced and sold under the Prospectus and the consequential loss or diminution of value resulting from such effect or change;

         1.43 "MATERIAL AGREEMENTS" means, collectively, (i) the Directory Publishing Services Agreement between ACS InfoSource and L.M. Berry and Company, (ii) the Publishing Rights Agreement, the PRA Licence Agreement, the PRA Subscriber List Information Agreement, the PRA Directory Agreement, the Directory Publication and Distribution Agreement, the License Agreement, the Subscriber List Information License Agreement, the Data Services Agreement, the Billing and Collection Agreement, each described in the Prospectus, (iii) the Non-Competition Agreement among Alaska Communications Systems, the Company and others, described in the Prospectus, and (iv) the Transition Services

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                  Agreement among the Company, Alaska Communications Systems and others, described in the Prospectus;

         1.44 "MATERIAL FACT" means a fact that significantly affects, or would reasonably be expected to have a significant effect on, the market price or value of the Purchased Units;

         1.45 "MISREPRESENTATION" means (i) an untrue statement of a material fact, or (ii) an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made;

         1.46 "MRRS" means the mutual reliance review system procedures provided for under National Policy 43-201- Mutual Reliance Review System for Prospectuses and Annual Information Forms, as amended;

         1.47 "NON-U.S. UNITHOLDER" means any holder of Units that is not a U.S. Unitholder.

         1.48 "NOTE INDENTURE" means the note indenture providing for the issuance of the 14% unsecured, subordinated notes of ACS Canada, dated the Closing Date, among ACS Canada and the Trust Company, as trustee;

         1.49 "OCCUPATIONAL SAFETY AND HEALTH LAW" means any U.S. federal, state, municipal or local statute, law, by-law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety;

         1.50 "OFFERING" means the offering of trust units to the public under the Prospectus, including pursuant to the exercise of the Over-Allotment Option;

         1.51 "ORDINARY COURSE" means, with respect to an action taken by a Person, that such action is consistent in all material respects with past practices of the Person and is taken in ordinary course of the normal day-to-day operations of the Person;

         1.52 "PERMITTED ENCUMBRANCES" means (i) Liens for taxes, assessments or governmental charges or levies on property not yet due and delinquent; and (ii) easements, encroachments and other minor imperfections of title which do not, individually or in the aggregate, materially detract from the value of or impair the use or marketability of any real property;

         1.53 "PERSON" means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

         1.54     "PLANS" has the meaning given to that term in Section
                  13.1.18.2;

         1.55 "PRELIMINARY PROSPECTUS" means the preliminary prospectus of the Fund dated March 6, 2003, as amended and restated on April 9, 2003, in each case approved, signed and certified in accordance with the Securities Laws relating to the qualification for distribution of the Purchased Units under applicable Securities Laws in the Qualifying Jurisdictions;

         1.56 "PROPOSED CREDIT FACILITY" means the senior secured credit facility to be established pursuant to a note purchase agreement and a revolving loan agreement, in the aggregate principal amount of U.S.$40 million, between the Company, Metropolitan Life Insurance Company, the Lenders thereunder and the Guarantors thereto;

         1.57 "PROSPECTUS" means the (final) prospectus of the Fund dated the date of this agreement, approved, signed and certified in accordance with the Securities Laws, relating to the qualification for distribution of the Purchased Units under applicable Securities Laws in the Qualifying Jurisdictions;

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         1.58     "REFUSING UNDERWRITER" has the meaning given to that term in
                  Section 25;

         1.59 "RELATED AGREEMENTS" means the Declaration of Trust, the Investment Agreement, the Securityholders Agreement, the Proposed Credit Facility, the Exchange Agreement, the Note Indenture, the LLC Agreement and the Employment Agreements;

         1.60 "RELEASE" means any discharge, including any emission, release, deposit, issuance, spray, escape, spill or leak;

         1.61 "SECURITIES COMMISSION" means the applicable securities commission or regulatory authority in each of the Qualifying Jurisdictions;

         1.62 "SECURITIES LAWS" means, collectively, and, as the context may require, the applicable securities laws of each of the Qualifying Jurisdictions and the respective regulations and rules made under those securities laws together with all applicable policy statements, blanket orders and rulings of the Securities Commissions and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with the transactions contemplated by this agreement, together with applicable published policy statements of the Canadian Securities Administrators;

         1.63 "SECURITYHOLDERS AGREEMENT" means the securityholders agreement to be entered into on the Closing Date, among ACS Canada, ACS Holdings and the Company respecting, among other things, appointment of the managers of the Company, pre-emptive rights to purchase Company Interests and certain approval rights of ACS Holdings over the affairs of the Company;

         1.64 "STANDARD LISTING CONDITIONS" has the meaning given to that term in Section 5.5.3;

         1.65     "SUBSIDIARY" means a subsidiary entity for purposes of Section
                  1.2 of Ontario Securities Commission Rule 45-501 [Revised] - Exempt Distributions;

         1.66 "SUBSTANCE" means any substances or material which under any Environmental Law is defined to be "hazardous", "toxic", "deleterious", "caustic", "dangerous", a "contaminant", a "pollutant", a "dangerous good", a "waste", a "special waste", a "source of contamination" or a "source of pollutant" and any substances or materials the discharge of or release to, or the concentration of which in soil, sediment, ground water or surface water or ambient air are regulated under any Environmental Law;

         1.67 "SUPPLEMENTARY MATERIAL" means, collectively, any amendment to the Prospectus or U.S. Placement Memorandum, any amendment or supplemental prospectus or ancillary materials that may be filed by or on behalf of the Fund under the Securities Laws and the Securities Laws of the United States relating to the qualification for distribution of, the Purchased Units;

         1.68     "TAX ACT" has the meaning given to that term in Section
                  13.1.18.2;

         1.69 "TIME OF CLOSING" means 8:00 a.m. (Toronto time) on the Closing Date, or any other time on the Closing Date as may be mutually agreed to by the Fund, Alaska Communications Systems and the Underwriters;

         1.70     "TRUST COMPANY" means CIBC Mellon Trust Company;

         1.71     "TSX" means the Toronto Stock Exchange;

         1.72 "UNITED STATES" means the United States of America, its territories and possessions, and any state of the United States and the District of Columbia;

         1.73 "U.S. PLACEMENT MEMORANDUM" means the placement memorandum, if any, of the Fund, and any amendment thereto, prepared in accordance with the U.S. Securities Laws, in

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                  connection with a private placement of Units in the United
                  States as contemplated by Section 23;

         1.74     "U.S. EXCHANGE ACT" has the meaning given to that term in
                  Section 23;

         1.75     "U.S. SECURITIES ACT" has the meaning given to that term in
                  Section 23;

         1.76 "U.S. SECURITIES LAWS" means the U.S. Securities Act, the U.S. Exchange Act, all rules and regulations promulgated thereunder, and any state securities laws; and

         1.77 "U.S. UNITHOLDER" means any holder of Units that is (i) a citizen or individual resident in the United States for U.S. federal tax purposes, (ii) a corporation or other entity taxable as a corporation created or organized under the laws of the United States or any political subdivision thereof,
                  (iii) an estate, the income of which is subject to United States federal income tax regardless of the source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over the trust's administration and one or more United States persons have the authority to control all its substantial decisions.

         Capitalized terms used but not defined in this agreement have the meanings given to them in the Prospectus.

         Unless otherwise indicated, all references to monetary amounts in this agreement are to lawful money of Canada.

         Any reference in this agreement to a Section, paragraph, subsection, subparagraph, clause or subclause will refer to a Section, paragraph, subsection, subparagraph, clause or subclause of this agreement.

         All words and personal pronouns relating to those words will be read and construed as the number and gender of the party or parties referred to in each case required and the verb will be construed as agreeing with the required word and/or pronoun.

         Wherever the words "include", "includes" or "including" are used in this agreement, they shall be deemed to be followed by the words "without limitation".

         References in this agreement to actions to be taken by the Fund, mean actions to be taken by the trustees of the Fund on behalf of the Fund, or their duly authorized agent or attorney.

2.       ATTRIBUTES OF THE PURCHASED UNITS.

The Purchased Units to be issued and sold under this agreement by the Fund will be duly and validly created and issued by the Fund and, when issued and sold by the Fund, those Purchased Units will have the attributes set out in the Declaration of Trust, subject to those modifications or changes (if any) prior to the Closing Date as may be permitted under the Declaration of Trust and agreed to in writing by the Fund and the Underwriters.

3.       FILING OF PROSPECTUS.

         3.1 The Fund will, as soon as possible following the execution of this agreement, prepare and file the Prospectus in each of the Qualifying Jurisdictions with the Securities Commissions under the Securities Laws, and will obtain the Final MRRS Decision Document as soon as possible after the filing and, in any event, not later than 5:00 p.m. (Toronto time) on April 30, 2003 (or such other time and/or later date as the Fund and the Underwriters may agree) and will have taken all other steps and proceedings that may be necessary in order to qualify the Purchased Units for distribution in each of the Qualifying Jurisdictions by the Underwriters and other persons who are registered in a category permitting them to distribute the Purchased Units under the Securities Laws and who comply with the Securities Laws.

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         3.2      Until the distribution of the Purchased Units is completed, the Fund will promptly take, or cause to be taken, all additional steps and proceedings that may from time to time be required under the Securities Laws to continue to qualify the distribution of the Purchased Units or, in the event that the Purchased Units have, for any reason, ceased so to qualify, to so qualify again the Purchased Units, as applicable, for distribution.

4.       DISTRIBUTION AND CERTAIN OBLIGATIONS OF UNDERWRITERS.

         4.1 During the course of the distribution of the Purchased Units to the public by or through the Underwriters, the Underwriters will offer and sell those Purchased Units to the public, only in those jurisdictions where they may be lawfully offered for sale or sold and only at the price per Unit set out on the cover page of the Prospectus. The Underwriters will comply with applicable Securities Laws (including the U.S. Securities
                  Act) in connection with the offer to sell or distribution of the Purchased Units. Except in the Qualifying Jurisdictions, the Underwriters will not, directly or indirectly, solicit offers to purchase or sell the Purchased Units or deliver the Prospectus or any Supplementary Material so as to require registration of those Units or filing of a prospectus with respect to those Units under the laws of any jurisdiction, including, without limitation, the United States. Any offer or sale of the Purchased Units in the United States will be made in accordance with Section 23 of this agreement. Each Underwriter will cause similar undertakings to be contained in any agreements among the members of the banking, selling or other groups formed for the distribution of the Purchased Units and will require any member of the banking, selling or other group formed for the distribution of the Purchased Units to comply with applicable Securities Laws (including the U.S. Securities Act) and any applicable Securities Laws in the United States.

         4.2 The Underwriters will complete and will use their reasonable best efforts to cause members of their selling group (if any) to complete the distribution of the Purchased Units as promptly as possible after the Time of Closing. The Underwriters will notify the Fund and the TSX, in writing, when, in the Underwriters' opinion, the Underwriters and the members of their selling group (if any) have ceased distribution of the Purchased Units and, promptly after completion of the distribution, will provide the Fund, in writing, with a breakdown of the number of Purchased Units distributed in each of the Qualifying Jurisdictions where that breakdown is required by the Securities Commission of that jurisdiction for the purpose of calculating fees payable to that Securities Commission.

         4.3 No Underwriter will be liable to the Fund under this Section 4 with respect to a default by any of the other Underwriters but will be liable to the Fund for its own default.

5.       DELIVERY OF PROSPECTUS AND RELATED MATTERS.

         5.1 The Fund will cause to be delivered to the Underwriters, at those delivery points as the Underwriters reasonably request, as soon as possible and in any event no later than 12:00 p.m. (Toronto time) on May 1, 2003, and thereafter from time to time during the distribution of the Purchased Units, as many commercial copies of the Prospectus in the English language and French language as the Underwriters may reasonably request. The Fund will similarly cause to be delivered to the Underwriters, at those delivery points as the Underwriters may reasonably request, commercial copies of any Supplementary Material required to be delivered to purchasers or prospective purchasers of the Purchased Units. The Fund has previously delivered to the Underwriters copies of the Preliminary Prospectus as approved, signed and certified as required by the Securities Laws. Each delivery of the Preliminary Prospectus, the Prospectus or any Supplementary Material will have constituted or constitute, as the case may be, consent by the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource and Alaska Communications Systems to the use by the Underwriters and members of their selling group (if any) of those documents in connection with the distribution of the Purchased Units for sale in all of the Qualifying Jurisdictions, subject to the Securities Laws.

         5.2 The Fund will cause to be delivered to the Underwriters, at those delivery points as the Underwriters may reasonably request, copies of the U.S. Placement Memorandum. Each delivery of the U.S. Placement Memorandum will constitute consent by the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource and Alaska Communications Systems to the use of the U.S. Placement Memorandum and any Supplementary Material required to be prepared and/or filed under Securities Laws of the United States by the U.S. broker affiliates of the Underwriters and members of their selling group (if any) for the distribution of the Purchased Units for sale by them in the United States in accordance with this agreement.

         5.3 Each delivery of the Preliminary Prospectus, the Prospectus and any Supplementary Material to the Underwriters by the Fund in accordance with Section 5.1 will constitute a representation and warranty of the Fund, ACS Canada and the Company to the Underwriters that (except for information and statements relating to the Underwriters and furnished by them), at the respective times of delivery:

                  5.3.1 the information and statements contained in each of the Preliminary Prospectus, the Prospectus and any Supplementary Material:

                           5.3.1.1 are true and correct in all material respects and contain no Misrepresentation; and

                           5.3.1.2 constitute full, true and plain disclosure of all material facts relating to the Purchased Units as required by the Securities Laws; and

                  5.3.2 no material fact has been omitted from any of those documents which is required to be stated in any of such documents or is necessary to make the statements therein not misleading in the light of the circumstances in which they were made; and

                  5.3.3 each of those documents complies with applicable Securities Laws, other than as to non-material matters.

         5.4 Each delivery of the Preliminary Prospectus, the Prospectus and any Supplementary Material to the Underwriters by the Fund in accordance with Section 5.1 will constitute a representation and warranty of ACS Holdings, ACS InfoSource and Alaska Communications Systems to the Underwriters that (except for information and statements relating to the Underwriters and furnished by them), at the respective times of delivery, the information and statements contained in each of the Preliminary Prospectus, the Prospectus and any Supplementary Material are true and correct in all material respects and contain no Misrepresentation.

         5.5 The Fund will deliver to the Underwriters, without charge, in Toronto, Ontario, contemporaneously with or prior to the filing of the Prospectus, unless otherwise indicated:

                  5.5.1 a copy of the Prospectus in the English language and a copy of the Prospectus in the French language, each signed on behalf of the Fund and Alaska Communications Systems, in its capacity as promoter, as required by the Securities Laws of each of the Qualifying Jurisdictions;

                  5.5.2 a copy of any other document required to be filed by the Fund under the Securities Laws in connection with the offering of the Purchased Units contemplated by this agreement;

                  5.5.3 evidence satisfactory to the Underwriters of the approval of the listing and posting for trading on the TSX of the Purchased Units, subject only to satisfaction by the Fund of customary post-closing conditions imposed by the TSX in similar circumstances (the "STANDARD LISTING CONDITIONS");

                  5.5.4 a "long-form" comfort letter dated the date of the Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, the trustees of the Fund and the managers of the Company from the auditors of the Fund and the Company, and based on a review completed not more than three business days prior to the date of the letter, with respect to certain financial and accounting information relating to the Fund and to the Company in the Prospectus, which letter shall be in addition to the auditors' report contained in the Prospectus and any auditors' comfort letter addressed to the Securities Commissions;

                  5.5.5 as soon as possible, but in any event contemporaneously with the filing of the Prospectus with the Securities Commission in the Province of Quebec, an opinion of Quebec counsel to the Fund and the Company, addressed to the Underwriters, the Fund and the Company, and their respective counsel in form and substance satisfactory to the Underwriters, acting reasonably, to the effect that the French language version of the Prospectus, other than the Financial Information, is, in all material respects, a complete and proper translation of the English language version thereof;

                  5.5.6 as soon as possible, but in any event contemporaneously with the filing of the Prospectus with the Securities Commission in the Province of Quebec, an opinion of the auditors of the Fund and the Company, addressed to the Underwriters, the Fund and the Company and their respective counsel in form and substance satisfactory to the Underwriters, acting reasonably, to the effect that the French translation of the Financial Information, is, in all material respects, a complete and proper translation of the English language version; and

         5.6 Opinions, comfort letters and other documents substantially similar to those referred to in Section 5.5 will be delivered to the Underwriters, the Fund and the Company, and their respective counsel, as applicable, with respect to any Supplementary Material, concurrently with the execution of the Supplementary Material.

6.       MATERIAL CHANGE.

         6.1 The Fund and the Company will promptly inform the Underwriters in writing during the period prior to the completion of the distribution of the Purchased Units of the full particulars of:

                  6.1.1 any Material Adverse Change (whether actual, anticipated, contemplated, proposed or threatened);

                  6.1.2 any material fact which has arisen or has been discovered and would have been required to have been stated in the Prospectus or any Supplementary Material had that fact arisen or been discovered on, or prior to, the date of any of the Prospectus or any Supplementary Material; or

                  6.1.3 any change in any material fact contained in any of the Prospectus or any Supplementary Material or whether any event or state of facts has occurred after the date of this agreement, which, in any case, is of such a nature as to render any of the Prospectus or any Supplementary Material untrue or misleading in any material respect or to result in any Misrepresentation in any of the Prospectus or any Supplementary Material.

         6.2 During the period from the date hereof until the completion of the distribution under the Prospectus, the Fund will comply with Section 57 of the Securities Act (Ontario) and with the comparable provisions of the other Securities Laws and any applicable U.S. Securities Laws, and the Fund and the Company will prepare, with the input of the Underwriters, and the Fund will file promptly at the request of the Underwriters any Supplementary Material which, in the opinion of the Underwriters, acting reasonably, may be necessary or advisable, and will otherwise comply with all legal requirements necessary, to continue to qualify the Purchased Units for distribution in each of the Qualifying Jurisdictions.

         6.3 In addition to the provisions of Sections 6.1 and 6.2, the Fund and the Company will, in good faith, discuss with the Underwriters any change, event or fact contemplated in Sections 6.1 and 6.2 which is of such a nature that there may be reasonable doubt as to whether notice should be given to the Underwriters under Section 6.1 and will consult with the Underwriters with respect to the form and content of any Supplementary Material proposed to be filed by the Fund, it being understood and agreed that no such Supplementary Material will be filed with any Securities Commission prior to the review and approval by the Underwriters and their counsel, acting reasonably.

7.       REGULATORY APPROVALS.

         7.1 The Fund and the Company will file or cause to be filed with the TSX all necessary documents and will take or cause to be taken all necessary steps to ensure that the Purchased Units have been approved for listing and posting for trading on the TSX, prior to the filing of the Prospectus with the Securities Commissions, subject only to satisfaction by the Fund of the Standard Listing Conditions.

         7.2 The Fund and the Company will make all necessary filings, obtain all necessary regulatory consents and approvals (if any) and the Fund and the Company will pay all filing fees required to be paid in connection with the transactions contemplated in this agreement.

         7.3 The Fund and the Company will notify the Underwriters of any notice or other correspondence received by any of the ACS Parties from any Governmental Body requesting any information, meeting or hearing relating to the Company, the Fund, the Offering or any other event or state of affairs that the Fund or the Company reasonably believes may be material to the Underwriters or the unitholders of the Fund.

8.       REPRESENTATIONS AND WARRANTIES OF THE FUND, ACS CANADA AND THE COMPANY.

         The Fund, ACS Canada and the Company, jointly and severally, represent and warrant to the Underwriters as follows and acknowledge that the Underwriters are relying upon the following representations and warranties in completing the transactions contemplated by this agreement:

         8.1 the Fund has been created and is existing as a trust under the laws of the Province of Ontario; pursuant to the Declaration of Trust, the trustees have been appointed as trustees of the Fund and the trustees have the power to carry on the business and affairs of the Fund as described in the Prospectus, including the business proposed to be conducted as described in the Prospectus, and to enter into and perform its obligations under this agreement and each of the Related Agreements to which it is a party;

         8.2 ACS Canada is a corporation existing under the laws of the Province of Ontario and has all requisite corporate power and authority to carry on its business as described in the Prospectus and to enter into and perform its obligations under this agreement and each of the Related Agreements to which it is a party;

         8.3 the Company is a limited liability company duly organized and existing under the laws of the State of Alaska and has all requisite corporate power and authority to carry on its business, including the business as described in the Prospectus, and to own or lease and to operate its assets and to enter into and perform its obligations under this agreement and each of the Related Agreements to which it is a party;

         8.4      the Company does not own an interest in any Person;

         8.5 the execution, delivery and performance by each of the Fund, ACS Canada and the Company of this agreement and each of the Related Agreements to which it is a party, and the issuance, sale and delivery of the Purchased Units by the Fund, as applicable:

                  8.5.1 has been, or will at the Time of Closing be, duly authorized by all necessary action of the Fund, ACS Canada and the Company;

                  8.5.2 except as disclosed in Section 8.5 of the Disclosure Letter, does not require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, Securities Commission or other securities regulatory authority or other third party, except: (i) those which have been obtained; (ii) those as may be required (and will be obtained prior to the Time of Closing) under applicable Securities Laws or the Related Agreements; or (iii) those which have not been obtained and would not result in a Material Adverse Effect;

                  8.5.3 does not (or will not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with or result in a default under, or allow any other person to exercise any rights under, any of the terms or provisions of the constating documents or by-laws or resolutions of the trustees or directors or managers (or any committee thereof), or securityholders of the Fund, ACS Canada or the Company or any judgement, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Fund, ACS Canada or the Company, or any agreement, license or permit to which the Fund, ACS Canada or the Company is a party or by which its business may be affected, except, in each case, any breach, violation, conflict, default or right that would not result in a Material Adverse Effect;

                  8.5.4    will not result in the violation of any Law; and

                  8.5.5 will not give rise to any Lien of any kind whatsoever other than Permitted Encumbrances, in or with respect to the properties or assets now owned or acquired at or prior to the Time of Closing by the Fund, ACS Canada or the Company or the acceleration of or the maturity of any debt under any material indenture, mortgage, lease, agreement or instrument binding or affecting any of them or any of their properties, in any case;

         8.6 this agreement and the Related Agreements to which the Fund, ACS Canada or the Company is a party have been or, as the case may be, will be, at the Time of Closing, duly executed and delivered by or on behalf of the Fund, ACS Canada or the Company and constitute or, will constitute, when so executed and delivered, legal, valid and binding obligations of the Fund, ACS Canada and the Company enforceable in accordance with their respective terms, provided that enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, that specific performance, injunctive relief and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction and that rights of indemnity and/or contribution set out in this agreement and the Investment Agreement may be limited by applicable Law;

         8.7 ACS InfoSource is conducting its Business and affairs, as described in the Prospectus, in compliance in all material respects with all applicable Laws, rules, regulations, licences and permits and is, and the Company will be at the Time of Closing, licensed, registered or qualified and has, and the Company will have at the Time of Closing, all necessary licences and permits in all jurisdictions in which it carries on business to enable the Business, as now conducted and as presently proposed to be conducted, to be carried on, and to enable its assets to be owned or to be leased and to be operated, except where the failure to be so licensed, registered or qualified would not have a Material Adverse Effect, and all such licences, registrations, qualifications and permits held, or to be held at the Time of Closing, by the Company are valid and existing and in good standing and none of them contains, or will contain at the Time of Closing, any term, provision, condition or limitation which would reasonably be expected to have a Material Adverse Effect; neither the Fund nor the Company nor ACS InfoSource is aware of any legislation, regulation, by-law or other lawful requirement currently in force or proposed to be brought into force by any Governmental Body with which the Company will be unable to comply and which would reasonably be expected to have a Material Adverse Effect;

         8.8 except as disclosed in the Prospectus, each property, operation and facility comprising (currently or following Closing) part of the assets of the Company:

                  8.8.1 complies and the Business is operated in compliance with (i) all applicable Environmental Laws, and (ii) all applicable Occupational Safety and Health Laws, except where such instances, if any of non-compliance, in the aggregate, would not have a Material Adverse Effect; and

                  8.8.2 is not subject to any judicial, administrative or other proceeding alleging the violation of any Environmental Law or Occupational Safety and Health Law, except where such proceedings, if any, in the aggregate, would not have a Material Adverse Effect.

         8.9 except as disclosed in the Prospectus, in connection with the Business or its operation:

                  8.9.1 neither ACS InfoSource nor the Company has received any written notice (i) alleging that it may be in violation of any Environmental Law or Occupational Safety and Health Law, or (ii) threatening the commencement of any proceeding relating to alleged non-compliance with any Environmental Law or Occupational Safety and Health Law, or (iii) alleging that it is or may be responsible for any response, clean-up, or corrective action, including any remedial investigation/feasibility study, under any Environmental Law or Occupational Safety and Health Law;

                  8.9.2 neither ACS InfoSource nor the Company has received any written notice that it is the subject of federal, state or municipal government investigation evaluating whether any investigation, remedial action or other response is needed to respond to (i) a spillage, disposal or release or threatened release into the environment of any Substance, or (ii) any alleged violation of any Occupational Safety and Health Law;

                  8.9.3 neither ACS InfoSource nor the Company has filed any written notice under or relating to any Environmental Law or Occupational Safety and Health Law indicating or reporting (i) any past or present spillage, disposal or release (other than permitted releases) into the environment of, or treatment, storage or disposal of (other than permitted treatment, storage or disposal), any Substance in excess of quantities requiring notification under any Environmental Law, or (ii) any violation of any Occupational Safety and Health Law; and

                  8.9.4 there are no Substances on, in or under any property or facilities currently or formerly, owned, operated, leased or controlled by ACS InfoSource or the Company in connection with the Business or comprising (currently or following Closing) part of the assets of the Company that, under applicable Environmental Laws or Occupational Safety and Health Laws (i) impose a liability in the aggregate for investigation, removal, remediation, or other clean-up or damage to natural resources, or (ii) would have a Material Adverse Effect.

         8.10 other than as set out in Section 8.10 of the Disclosure Letter and as set out in the Prospectus and the Securityholders Agreement or the LLC Agreement, there is currently no, and will not at the Time of Closing be any, agreement in force or effect which in any manner affects or will affect the voting or control of any of the securities of the Fund, ACS Canada or the Company;

         8.11 the authorized and issued and outstanding capital of the Company at the date of this agreement and immediately before the Time of Closing and, provided that the Closing occurs, the Over-Allotment Closing Time, is and shall be, as applicable, as set forth in Schedule 8.11. All issued and outstanding Company Interests are, and all Company Interests shown on
                  Schedule 8.11 to be issued at Closing and the Over-Allotment Closing Time will be, validly issued and outstanding, fully-paid and non-assessable and not subject to pre-emptive rights (except as set out in the Securityholders Agreement to be entered into on Closing) or rights of first refusal created by statute or any agreement to which the Company (except as set out in the Securityholders Agreement to be entered into on Closing) is a party or by which it is bound; and with the exception of the LLC Agreement and the Securityholders Agreement to be entered into on Closing, and as set out in
                  Section 8.10 of the Disclosure Letter there are, and will be at the Time of Closing and the Over-Allotment Closing Time, no shareholder agreements, pooling agreements, voting trusts or other agreements with respect to the voting of Company Interests;

         8.12 except as contemplated by the Investment Agreement, the Securityholders Agreement and the Exchange Agreement, there are no agreements, options, warrants, rights of conversion or other rights pursuant to which the Company is, or may become, obligated to issue any membership interests or any securities convertible or exchangeable, directly or indirectly, into membership interests;

         8.13 at the Time of Closing, provided that not more than two business days elapse between the initiation of the procedures of Closing (including the transactions set out in Articles 2, 3, 4, 5, 6, 7, and 8 of the Investment Agreement) and the completion of the Closing, immediately following the distribution of the Company Interests to ACS Holdings, as contemplated by Article 5 of the Investment Agreement, ACS Holdings shall own all of the issued and outstanding Company Interests as the sole registered and beneficial owner and free of any Liens, other than any Liens created by or imposed under this agreement and the Related Agreements as to which it is a party;

         8.14 as of the Time of Closing, provided that not more than two business days elapse between the initiation of the procedures of Closing (including the transactions set out in Articles 2, 3, 4, 5, 6, 7, and 8 of the Investment Agreement) and the completion of the Closing, following the completion of the transactions contemplated by Articles 2, 3, 4, 5, 6, 7 and 8 of the Investment Agreement, assuming no exercise of the Over-Allotment Option:

                  8.14.1 the authorized capital of ACS Canada will consist of an unlimited number of common shares and an unlimited number of preferred shares, of which 80,271,009 common shares and no preferred shares will be issued and outstanding; and

                  8.14.2 the authorized capital of the Company will consist of an unlimited number of membership interests, of which 138,047,321 membership interests will be issued and outstanding;

         8.15 as of the Time of Closing, following the completion of the transactions contemplated by Articles 2, 3, 4, 5, 6, 7 and 8 of the Investment Agreement, assuming no exercise of the Over-Allotment Option, provided that not more than two business days elapse between the initiation of the procedures of Closing (including the transactions set out in Articles 2, 3, 4, 5, 6, 7, and 8 of the Investment Agreement) and the completion of the Closing:

                  8.15.1 the Fund will be the registered and beneficial owner of 80,271,009 common shares of ACS Canada, respecting all of the issued and outstanding equity securities of ACS Canada, on a fully-diluted basis, and ACS Notes in the principal amount of $80,271,009 and will hold those securities free and clear of any Liens except as disclosed in Section 8.15 of the Disclosure Letter;

                  8.15.2 ACS Canada will be the registered and beneficial owner of 120,680,968 Company Interests of the Company, representing 87.4% of the issued and outstanding Company Interests, on a fully-diluted basis, and will hold those securities free and clear of all Liens except as disclosed in Section 8.15 of the Disclosure Letter;

                  8.15.3 ACS Holdings will be the registered and beneficial owner of 17,366,353 Company Interests, representing 12.6% of the issued and outstanding Company Interests, on a fully-diluted basis, and will hold these securities free and clear of all Liens except as disclosed in Section 8.15 of the Disclosure Letter;

         8.16 except for investments in the securities of ACS Canada, including the ACS Notes, the Fund does not, directly or indirectly, hold any shares, other securities, options or rights to subscribe for shares or other securities of any corporation, partnership or other entity;

         8.17 the Fund is authorized to issue an unlimited number of Units, of which, as of the date of this agreement, one Unit is issued and outstanding as a fully paid Unit of the Fund;

         8.18 the Trust Company has been duly appointed as the registrar and transfer agent of the Fund with respect to its Units;

         8.19 except as contemplated by this agreement, the Declaration of Trust, the Investment Agreement, the Securityholders Agreement, the Exchange Agreement or as disclosed in the Prospectus, no Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such (i) under which the Fund, ACS Canada or the Company is, or may become, obligated to issue any of its securities, or (ii) for the purchase of any security (including debt) of the Fund, ACS Canada or the Company;

         8.20 except as disclosed in the Prospectus, there is no material action, suit, proceeding or investigation, at law or in equity, by any person, nor any arbitration, administrative or other proceeding by or before any Governmental Body pending, or, to the best of the knowledge of the Fund or the Company, threatened against or affecting the Fund, ACS Canada, ACS InfoSource or the Company, or any of their respective properties, rights or assets;

         8.21 the TSX has conditionally approved the listing of the Purchased Units, subject to satisfaction by the Fund of the Standard Listing Conditions;

         8.22 the form and terms of the certificate for the Units have been approved and adopted by the trustees of the Fund and do not conflict with the Declaration of Trust;

         8.23 the Purchased Units to be issued as described in this agreement and in the Prospectus will, at the Time of Closing, be duly created and, when issued, delivered and paid for in full, will be validly issued as fully paid Units of the Fund, and will not have been issued in violation of or subject to any pre-emptive rights or contractual rights to purchase securities issued by the Fund;

         8.24 as of the date of this agreement, the information and statements contained in the Prospectus, including the industry data, description of the Business and the Financial Information, are true and correct in all material respects and contain no Misrepresentation;

         8.25 the Financial Information with respect to the Fund has been prepared in accordance with Canadian generally accepted accounting principles consistently applied throughout the periods indicated and is complete and accurate in all material respects and presents fairly, in all material respects, the financial condition and the results of operations, and cash flow of the Fund as at the dates and for the periods referred to in such Financial Information, and there has been no Material Adverse Change in the financial position of the Fund from that reflected in such Financial Information;

         8.26 the Financial Information with respect to ACS InfoSource, has been prepared in accordance with United States generally accepted accounting principles (except for the note disclosure regarding a reconciliation to Canadian generally accepted accounting principles which has been prepared in accordance with Canadian generally accepted accounting principles) consistently applied throughout the periods indicated and is complete and accurate in all material respects and presents, fairly, in all material respects, the financial condition and the results of operations and cash flow of ACS InfoSource at the dates and for the periods referred to in such Financial Information, and there has been no Material Adverse Change in the financial position of the Fund from that reflected in such Financial Information;

         8.27 except as disclosed in the Prospectus, since December 31, 2002, the Business has been carried on in the Ordinary Course;

         8.28 the Company and ACS InfoSource and any affiliated, combined or unitary group of which the Company and/or ACS InfoSource is or was a member, as the case may be (a "TAX AFFILIATE"), has (i) timely filed (or has had timely filed on their behalf) all returns, declarations, reports, estimates, information, returns, elections and statements ("RETURNS") required to be filed or sent in respect of any Governmental Charges or required to be filed or sent by it to any taxing authority having jurisdiction since incorporation or organization to and including the Time of Closing and all such Returns have been prepared in accordance with the provisions of the applicable legislation are true, correct and complete in all material respects; (ii) timely and properly paid (or has had paid on its behalf), or will pay when due, all Governmental Charges and all professional fees incurred in connection such Governmental Charges due or claimed to be due by an Governmental Body; and (iii) has properly withheld or collected and remitted all amounts required to be withheld or collected and remitted by it in respect of any Governmental Charges;

         8.29 there are no Liens for Governmental Charges upon any assets of ACS InfoSource or the Company;

         8.30 no refinancing for any Governmental Charges has been proposed, asserted or assessed against ACS InfoSource or the Company or any Tax Affiliate;

         8.31 there are no proceedings either in progress, pending or, to the knowledge of the Company, threatened in connection with any Governmental Charges in respect of the Business which in the aggregate would have a Material Adverse Effect;

         8.32 except as set out in the Financial Information, neither the Fund nor the Company has outstanding any bonds, debentures, notes, mortgages or other indebtedness which are material to the Fund and the Company considered as a whole and, except as disclosed in Section 8.32 of the Disclosure Letter or as described in the Prospectus, neither the Fund nor the Company has agreed to create or issue any bonds, debentures, notes, mortgages or other indebtedness;

         8.33 each of ACS InfoSource and the Company has performed all obligations required to be performed by it in connection with all material contracts, agreements (including the Material Agreements), leases or other instruments to which it is a party or by which it may be bound, is entitled to all benefits, rights and privileges thereunder, is not in default or alleged to be in default under any such contract, agreement, lease or other instrument and is not aware of any material breaches thereof by any other parties thereto except where such failure to perform or lack of entitlement would not cause a Material Adverse Effect;

         8.34 the lease of real property to be leased by the Company as disclosed in the Prospectus, is the only lease of the Company. Such lease is in full force and effect and the Company holds a valid, existing and binding leasehold interest under such lease for the term disclosed in the Prospectus, free and clear of any Liens. The Company is not in default and, to the knowledge of the Company, no circumstances exist which, if unremedied, would, with or without notice or lapse of time or both, result in such default under such lease;

         8.35 all material equipment and other material tangible assets used by ACS InfoSource (and to be used by the Company) in the context of the Business are in good condition and repair, ordinary wear and tear excepted, and are adequate and suitable for the purposes for which they are currently being used;

         8.36 Section 8.36 of the Disclosure Letter describes all trade marks and trade mark applications, trade names, certification marks, patents and patent applications, copyrights and industrial designs used by ACS InfoSource in connection with the Business (the "INTELLECTUAL PROPERTY"), along with the offices (if any) in which the same is registered (being the only offices where such registration is necessary to preserve the rights thereto) and the applicable expiry dates of any registrations. The Intellectual Property (other than computer systems software licensed by third parties to ACS InfoSource) which is used by ACS InfoSource in connection with the Business is owned by ACS InfoSource and ACS InfoSource has the sole and exclusive right to use the same, except as noted in
                  Section 8.36 of the Disclosure Letter and except where the failure to possess such right would not result in a Material Adverse Effect. No Person has made a claim or a demand that conduct of the Business infringes on any Intellectual Property owned by any other person and, to the knowledge of ACS InfoSource, ACS Holdings, the Company and the Fund, the conduct of the Business does not infringe on any Intellectual Property owned by any other person.

         8.37 except as set forth in Section 8.37 of the Disclosure Letter, with respect to all employees and former employees of ACS InfoSource (and, following Closing, the Company) and all dependants and beneficiaries of such employees and former employees, (i) the Company does not, and will not at the Time of Closing, maintain or contribute to any nonqualified deferred compensation or retirement plans, contracts or arrangements; (ii) the Company does not, and will not at the Time of Closing, maintain or contribute to any qualified defined contribution plans (as defined in Section 3(34) of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 414(i) of the Code (as defined below)); (iii) the Company does not, and will not at the Time of Closing, maintain or contribute to any qualified defined benefit plans (as defined in Section 3(35) of ERISA or Section 414(j) of the Code); and (iv) the Company does not, and will not at the Time of Closing, maintain or contribute to any employee welfare benefit plans (as defined in Section 3(1) of ERISA);

         8.38 prior to and at the Time of Closing, all employee benefit plans (as defined in Section 3(3) of ERISA) which the Company maintains or to which it contributes (collectively, the "PLANS") comply with the requirements of ERISA and the Code;

         8.39 the Underwriters have received true and complete copies of (i) the most recent determination letter, if any, received by either ACS InfoSource or the Company from the Internal Revenue Service regarding the Plans which either ACS InfoSource or the Company maintains or to which it contributes and any amendment to any Plan made subsequent to any Plan amendments covered by any such determination letter; (ii) the most recent financial statements and annual report or return for the Plans; and
                  (iii) the most recently prepared actuarial valuation reports;

         8.40 except as set forth in Section 8.37 of the Disclosure Letter, neither the Company nor ACS InfoSource contributes (and has not ever contributed) to any multi-employer plan, as defined in Section 3(37) of ERISA. Neither ACS, InfoSource nor the Company has any actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan. Neither ACS, InfoSource nor the Company has any actual or potential liability for death or medical benefits after separation from employment;

         8.41 neither ACS InfoSource nor the Company nor any of their respective directors, managers, officers, employees or other "fiduciaries", as such term is defined in Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable Law with respect to the Plans which would subject the Company or any of its managers, officers or employees to any liability under ERISA or any applicable Law;

         8.42 neither ACS InfoSource nor the Company has incurred any liability for any tax or civil penalty or any disqualification of any employee benefit plan (as defined in Section 3(3) of ERISA) imposed by Sections 4980B and 4975 of the Code and Part 6 of Title I and Section 502(i) of ERISA;

         8.43 all policies, binders and insurance contracts under which the Company or any of the properties or assets to be acquired by the Company on Closing are insured are in full force and are in amounts, with regard to deductibles and co-insurance clauses, as are adequate to fully insure the Company, such properties and assets and the Business and are customary in the Company's industry and market and business;

         8.44 except as disclosed in the Prospectus, since December 31, 2002, there has not been any Material Adverse Change and, to the knowledge of the Company, no event has occurred or circumstance exists which results in such a Material Adverse Change except for general economic changes and changes that may affect the industries of the Business generally;

         8.45 none of the Fund, ACS Canada and the Company has taken, and agree that none of them will take, any action that would cause any of them to become liable to any claim or demand for a brokerage commission, finder's fee or other similar payment in connection with the transactions contemplated hereby, other than with respect to any underwriters' fees as described in the Prospectus;

         8.46 there has not been any reportable disagreement (within the meaning of National Policy Statement No. 31 of the Canadian Securities Administrators) with the auditors of the Fund or the Company;

         8.47 the Material Agreements permit and provide for the conduct of the Business substantially in the manner in which it has been conducted since January 2001, assuming compliance by the parties with the material terms thereof; and

         8.48 except under the Material Agreements and Related Agreements and as disclosed in the Prospectus, none of the trustees, directors, managers, officers or employees of the Fund, ACS Canada or the Company, any person who owns, directly or indirectly, more than 10% of any class of securities of the Fund or securities of any person exchangeable for more than 10% of any class of securities of the Fund, or any associate or affiliate of any of the foregoing, had within the three years preceding the date of this agreement that is continuing, or has any material interest, direct or indirect, in any material transaction or any proposed material transaction with the Fund, ACS Canada or the Company which, as the case may be, materially affects, is material to or will materially affect the Fund, ACS Canada or the Company.

9.       REPRESENTATIONS AND WARRANTIES OF ACS HOLDINGS

         ACS Holdings represents and warrants to the Underwriters as follows and acknowledges that the Underwriters are relying upon the following representations and warranties in completing the transactions contemplated hereby:

         9.1 ACS Holdings is a limited liability company duly organized and existing under the laws of the State of Alaska. ACS Holdings is duly qualified to carry on its business in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification, except to the extent that the failure to be so qualified would not have a Material Adverse Effect;

         9.2 ACS Holdings has the corporate power and capacity to enter into and perform its obligations under this agreement and the Related Agreements to which it is a party and to carry out the transactions contemplated by such agreements and the Prospectus. Each of this agreement and the Related Agreements to which it is a party has been, or shall be at the Time of Closing, duly authorized, executed and delivered by or on behalf of ACS Holdings and is, or shall be at the Time of Closing, a legal, valid and binding obligation of ACS Holdings, enforceable against ACS Holdings in accordance with its terms, provided that enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, that specific performance, injunctive relief and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction and that rights of indemnity and/or contribution set out in this agreement or the Investment Agreement may be limited by applicable law;

         9.3 the authorized and issued and outstanding capital of the Company at the date of this agreement and immediately before the Time of Closing and, provided that the Closing occurs, the Over-Allotment Closing Time, is and shall be, as applicable, as set forth in Schedule 8.11. All issued and outstanding Company Interests are, and all Company Interests shown on
                  Schedule 8.11 to be issued at Closing and the Over-Allotment Closing Time will be, validly issued and outstanding, fully-paid and non-assessable and not subject to pre-emptive rights (except as set out in the Securityholders Agreement to be entered into on Closing) or rights of first refusal created by statute or any agreement to which the Company (except as set out in the Securityholders Agreement to be entered into on Closing) is a party or by which it is bound; and with the exception of the Securityholders Agreement and the LLC Agreement to be entered into on Closing, and as set out in
                  Section 8.10 of the Disclosure Letter there are, and will be at the Time of Closing and the Over-Allotment Closing Time, no shareholder agreements, pooling agreements, voting trusts or other agreements with respect to the voting of the Company Interests;

         9.4 except as contemplated by the Investment Agreement, the Securityholders Agreement and the Exchange Agreement, there are no agreements, options, warrants, rights of conversion or other rights pursuant to which the Company is, or may become, obligated to issue any membership interests or any securities convertible or exchangeable, directly or indirectly, into membership interests;

         9.5 at the Time of Closing following the distribution of the Company Interests contemplated by Article 5 of the Investment Agreement, provided that not more than two business days elapse between the initiation of the procedures of Closing (including the transactions set out in Articles 2, 3, 4, 5, 6, 7, and 8 of the Investment Agreement) and the completion of the Closing, ACS Holdings shall own all of the issued and outstanding Company Interests as the sole registered and beneficial owner and free of any Liens, other than any Liens created by or imposed under this agreement and the Related Agreements as to which it is a party; and ACS Holdings will be (provided that the Closing occurs), at the Over-Allotment Closing Time, the registered and beneficial owner of the Company Interests to be sold and transferred by it to ACS Canada under the Investment Agreement, free of any Liens other than any Liens created by or imposed under this agreement and the Related Agreements;

         9.6 except as disclosed in Section 8.5 of the Disclosure Letter, no consent, approval, authorization or order of, and no filing, registration or recording with, any Governmental Body is required in connection with the execution and delivery of this agreement and the Related Agreements to which ACS Holdings is a party or the performance by ACS Holdings of its obligations hereunder and thereunder and the consummation by ACS Holdings of the transactions contemplated herein and therein;

         9.7 the execution and delivery by ACS Holdings of this agreement and the Related Agreements to which it is a party, the performance by ACS Holdings of its obligations hereunder and thereunder and compliance with the provisions hereof and thereof does not and shall not contravene, breach or result in any default under its organizational documents or under any mortgage, indenture, lease, agreement, other legally binding instrument, licence, permit or Law to which ACS Holdings is a party or by which it is bound;

         9.8 other than as contemplated by this agreement, the Investment Agreement and the Exchange Agreement, no Person has any written or oral agreement, option or warrant or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming such for the purchase or acquisition, (i) from ACS Holdings of any of ACS Holdings' membership interests in ACS Holdings, or (ii) from ACS Holdings of any Company Interests; and

         9.9 to the knowledge of ACS Holdings, as of the date of its filing with the Securities Commissions and as of the Closing Time, the Prospectus does not and will not contain any Misrepresentation.

10.      REPRESENTATIONS AND WARRANTIES OF ACS INFOSOURCE

         ACS InfoSource represents and warrants to the Underwriters as follows and acknowledges that the Underwriters are relying upon the following representations and warranties in completing the transactions contemplated hereby:

         10.1 ACS InfoSource is a corporation duly organized and existing under the laws of the State of Alaska. ACS InfoSource is duly qualified to carry on its business in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification, except to the extent that the failure to be so qualified would not have a Material Adverse Effect;

         10.2 ACS InfoSource has the corporate power and capacity to enter into and perform its obligations under this agreement and the Related Agreements to which it is a party and to carry out the transactions contemplated by such agreements and the Prospectus. Each of this agreement and the Related Agreements to which it is a party has been, or shall be at the Time of Closing, duly authorized, executed and delivered by or on behalf of ACS InfoSource and is, or shall be at the Time of Closing, a legal, valid and binding obligation of ACS InfoSource, enforceable against ACS InfoSource in accordance with its terms, provided that enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, that specific performance, injunctive relief and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction ant that rights of indemnity and/or contribution set out in this agreement or the Investment Agreement may be limited by applicable law;

         10.3 the authorized and issued and outstanding capital of the Company at the date of this agreement and immediately before the Time of Closing and, provided that the Closing occurs, the Over-Allotment Closing Time, is and shall be, as applicable, as set forth in Schedule 8.11. All issued and outstanding Company Interests are, and all Company Interests shown on
                  Schedule 8.11 to be issued at Closing and the Over-Allotment Closing Time will be, validly issued and outstanding, fully-paid and non-assessable and not subject to pre-emptive rights (except as set out in the Securityholders Agreement to be entered into on Closing) or rights of first refusal created by statute or any agreement to which the Company (except as set out in the Securityholders Agreement to be entered into on Closing) is a party or by which it is bound; and with the exception of the LLC Agreement and the Securityholders Agreement to be entered into on Closing, and as set out in
                  Section 8.10 of the Disclosure Letter there are, and will be at the Time of Closing and the Over-Allotment Closing Time, no shareholder agreements, pooling agreements, voting trusts or other agreements with respect to the voting of the Company Interests;

         10.4 except as contemplated by the Investment Agreement, the Securityholders Agreement and the Exchange Agreement, there are no agreements, options, warrants, rights of conversion or other rights pursuant to which the Company is, or may become, obligated to issue any membership interests or any securities convertible or exchangeable, directly or indirectly, into membership interests;

         10.5 at the Time of Closing, provided that not more than two business days elapse between the initiation of the procedures of Closing (including the transactions set out in Articles 2, 3, 4, 5, 6, 7, and 8 of the Investment Agreement) and the completion of the Closing, immediately following the distribution of the Company Interests to ACS Holdings, as contemplated by Article 5 of the Investment Agreement, ACS Holdings shall own all of the issued and outstanding Company Interests as the sole registered and beneficial owner and free of any Liens, other than any Liens created by or imposed under this agreement and the Related Agreements as to which it is a party;

         10.6 the Company and ACS InfoSource and any affiliated, combined or unitary group of which the Company and/or ACS InfoSource is or was a member, as the case may be (a "TAX AFFILIATE"), has (i) timely filed (or has had timely filed on their behalf) all returns, declarations, reports, estimates, information, returns, elections and statements ("RETURNS") required to be filed or sent in respect of any Governmental Charges or required to be filed or sent by it to any taxing authority having jurisdiction since incorporation or organization to and including the Time of Closing and all such Returns have been prepared in accordance with the provisions of the applicable legislation and are true, correct and complete in all material respects; (ii) timely and properly paid (or has had paid on its behalf), or will pay when due, all Governmental Charges and all professional fees incurred in connection such Governmental Charges due or claimed to be due by any Governmental Body; and (iii) has properly withheld or collected and remitted all amounts required to be withheld or collected and remitted by it in respect of any Governmental Charges;

         10.7 there are no Liens for Governmental Charges upon any assets of ACS InfoSource or the Company;

         10.8 no refinancing for any Governmental Charges has been proposed, asserted or assessed against ACS InfoSource or the Company or any Tax Affiliate;

         10.9 there are no proceedings either in progress, pending or, to the knowledge of the Company, threatened in connection with any Governmental Charges in respect of the Business which in the aggregate would have a Material Adverse Effect;

         10.10 except as disclosed in Section 8.5 of the Disclosure Letter, no consent, approval, authorization or order of, and no filing, registration or recording with, any Governmental Body is required in connection with the execution and delivery of this agreement and the Related Agreements to which ACS InfoSource is a party or the performance by ACS InfoSource of its obligations hereunder and thereunder and the consummation by ACS InfoSource of the transactions contemplated herein and therein;

         10.11 the execution and delivery by ACS InfoSource of this agreement and the Related Agreements to which it is a party, the performance by ACS InfoSource of its obligations hereunder and thereunder and compliance with the provisions hereof and thereof does not and shall not contravene, breach or result in any default under its organizational documents or under any mortgage, indenture, lease, agreement, other legally binding instrument, licence, permit or Law to which ACS InfoSource is a party or by which it is bound;

         10.12 other than as contemplated by the Investment Agreement, no Person has any written or oral agreement, option or warrant or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming such for the purchase or acquisition, (i) from ACS InfoSource of any of ACS InfoSource's membership interests in ACS Holdings, or (ii) from ACS Holdings of any Company Interests; and

         10.13 to the knowledge of ACS InfoSource, as of the date of its filing with the Securities Commissions and as of the Closing Time, the Prospectus does not and will not contain any Misrepresentation.

11.      REPRESENTATIONS AND WARRANTIES OF ALASKA COMMUNICATIONS SYSTEMS

         Alaska Communications Systems represents and warrants to the Underwriters as follows and acknowledges that the Underwriters are relying upon the following representations and warranties in completing the transactions contemplated hereby:

         11.1 Alaska Communications Systems is a corporation duly amalgamated and existing under the laws of the State of Delaware. Alaska Communications Systems is duly qualified to carry on its business in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification, except to the extent that the failure to be so qualified would not have a Material Adverse Effect;

         11.2 Alaska Communications Systems has the corporate power and capacity to enter into and perform its obligations under this agreement and the Related Agreements to which it is a party and to carry out the transactions contemplated by such agreements and the Prospectus. Each of this agreement and the Related Agreements to which it is a party has been, or shall be at the Time of Closing, duly authorized, executed and delivered by or on behalf of Alaska Communications Systems and is, or shall be at the Time of Closing, a legal, valid and binding obligation of Alaska Communications Systems, enforceable against Alaska Communications Systems in accordance with its terms, provided that enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, that specific performance, injunctive relief and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction ant that rights of indemnity and/or contribution set out in this agreement or the Investment Agreement may be limited by applicable law;

         11.3 except as disclosed in Section 8.5 of the Disclosure Letter, no consent, approval, authorization or order of, and no filing, registration or recording with, any Governmental Body is required in connection with the execution and delivery of this agreement and the Related Agreements to which Alaska Communications Systems is a party or the performance by Alaska Communications Systems of its obligations hereunder and thereunder and the consummation by Alaska Communications Systems of the transactions contemplated herein and therein;

         11.4 the execution and delivery by Alaska Communications Systems of this agreement and the Related Agreements to which it is a party, the performance by Alaska Communications Systems of its obligations hereunder and thereunder and compliance with the provisions hereof and thereof does not and shall not contravene, breach or result in any default under its organizational documents or under any mortgage, indenture, lease, agreement, other legally binding instrument, licence, permit or Law to which Alaska Communications Systems is a party or by which it is bound;

         11.5 to the knowledge of Alaska Communications Systems, as of the date of its filing with the Securities Commissions and as of the Closing Time, the Prospectus does not and will not contain any Misrepresentation.

12.      COVENANTS OF THE FUND AND THE COMPANY.

         Each of the Fund and the Company, jointly and severally, covenants and agrees with the Underwriters that:

         12.1 it will advise the Underwriters, promptly after receiving notice thereof, of the time when the Prospectus and any Supplementary Material has been filed and receipts have been obtained and will provide evidence satisfactory to the Underwriters of each filing and the issuance of receipts;

         12.2 it will advise the Underwriters, promptly after receiving notice or obtaining knowledge, of: (i) the issuance by any Securities Commission of any order suspending or preventing the use of the Preliminary Prospectus, the Prospectus, the U.S. Placement Memorandum or any Supplementary Material; (ii) the suspension of the qualification of the Purchased Units for offering or sale in any of the Qualifying Jurisdictions; (iii) the institution, threatening or contemplation of any proceeding for any of those purposes; or (iv) any requests made by any Securities Commission for amending or supplementing the Prospectus or for additional information, and will use its reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the withdrawal of the order promptly;

         12.3 it will, and will cause ACS Canada to, apply the net proceeds from the issue and sale of the Purchased Units substantially in accordance with the disclosure set out under the heading "Use of Proceeds" in the Prospectus; and

         12.4 it will cause ACS Canada to maintain and ACS Canada shall maintain, while Units are outstanding, a "substantial Canadian presence" (as that term is understood for the purposes of subsection 206(1.1) of the Tax Act) in order that the Units of the Fund will not be considered "foreign property" for the purposes of the Tax Act.

13.      CONDITIONS OF CLOSING.

         The obligation of the Underwriters to purchase the Purchased Units will be subject to the following:

         13.1 the Fund, ACS Canada and the Company will cause their legal counsel to deliver to the Underwriters and their legal counsel a legal opinion, subject to ordinary qualifications and assumptions and reliance on a certificate of an officer of the Fund, ACS Canada or the Company, as applicable, where reasonable and appropriate, dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters and their legal counsel, acting reasonably, with respect to those matters as the Underwriters may reasonably request relating to the distribution of the Purchased Units, including without limitation that:

                  13.1.1 the Fund has been created and is existing as a trust under the laws of the Province of Ontario and the trustees have been appointed as trustees of the Fund, and the trustees have the power to carry on the business and affairs of the Fund as described in the Prospectus in compliance with the terms and provisions of the Declaration of Trust;

                  13.1.2 ACS Canada (i) is a corporation incorporated and existing under the laws of the Province of Ontario, and (ii) has all requisite corporate power and capacity to carry on its business and to own, lease and operate its property and assets, as described in the Prospectus;

                  13.1.3 the Company (i) is a limited liability company organized and existing under the laws of the State of Alaska, and (ii) has all requisite corporate power and capacity to carry on its business and to own, lease and operate its property and assets, as described in the Prospectus;

                  13.1.4 the authorized capital of the Fund consists of an unlimited number of Units;

                  13.1.5 the authorized capital of ACS Canada consists of an unlimited number of common shares and an unlimited number of preferred shares, and following completion of the transactions contemplated in the Investment Agreement, 80,271,009 common shares will be issued and outstanding;

                  13.1.6 the authorized capital of the Company consists of an unlimited number of membership interests, and following completion of the transactions contemplated by the Investment Agreement, 138,047,321 membership interests will be issued and outstanding;

                  13.1.7 the Fund is, and following Closing will be, the registered and beneficial owner of all of the issued and outstanding shares in the capital of ACS Canada on a fully-diluted basis;

                  13.1.8 ACS Holdings is the registered and beneficial owner of all of the issued outstanding Company Interests and, following completion of the transactions contemplated by the Investment Agreement, ACS Canada and ACS Holdings will be the registered and beneficial owners of 87.4% and 12.6%, respectively, of all of the issued and outstanding Company Interests;

                  13.1.9 each of the Preliminary Prospectus and the Prospectus, in both the French and English languages, and its execution by the trustees of the Fund and the filing of each of the Preliminary Prospectus and the Prospectus, in both the French and English languages, with the Securities Commissions have been duly approved and authorized by all necessary action on the part of the trustees of the Fund and each of the Preliminary Prospectus and the Prospectus, in both the French and English languages, have been duly executed by and on behalf of the Fund;

                  13.1.10 all necessary action has been taken by the trustees of the Fund to validly issue and sell to the Underwriters the Purchased Units;

                  13.1.11 the Initial Units, when issued and delivered by the Fund pursuant to this agreement against payment of the purchase price therefor to the Fund will be validly issued and outstanding as fully paid Units of the Fund;

                  13.1.12 the Over-Allotment Option to purchase the Additional Units has been validly created by the Fund, and upon proper exercise of the option by the Underwriters and payment of the purchase price therefor to the Fund, the Additional Units will be validly issued and outstanding as fully-paid Units of the Fund;

                  13.1.13 all necessary action has been taken by the trustees, managers and directors of the Fund, ACS Canada and the Company to authorize the execution and delivery by the Fund, ACS Canada and the Company of this agreement and the execution and delivery by the Fund, ACS Canada and the Company of the Related Agreements to which any of them is a party and the performance of their respective obligations under those agreements, and this agreement and the Related Agreements to which any of them is a party have been duly executed and delivered by the trustees, managers and directors of the Fund, ACS Canada and the Company and constitute legal, valid and binding obligations of the Fund, ACS Canada and the Company enforceable against them in accordance with their terms, provided that enforcement may be limited by bankruptcy, insolvency and other similar laws of general application affecting the enforcement of creditors' rights generally, specific performance, injunctive relief and other equitable remedies may be granted only in the discretion of a court of competent jurisdiction and that rights of indemnity and/or contribution set out in this agreement and the Investment Agreement may be limited by applicable law;

                  13.1.14 the attributes of the Units are consistent in all material respects with the description thereof under the headings "Description of the Fund - Units", "- Issuance of Units", "- Cash Distributions", "- Redemption Right" and "- Meetings of Unitholders" in the Prospectus;

                  13.1.15 the form of the certificate representing the Units has been approved and adopted by the trustees of the Fund and does not conflict with the Declaration of Trust;

                  13.1.16 the Trust Company at its principal office in the City of Toronto has been appointed the transfer agent and registrar for the Units;

                  13.1.17 the execution and delivery of this agreement and the Related Agreements, the fulfilment of the terms of those agreements by the Fund, ACS Canada and the Company, as applicable, and the issuance, sale and delivery of the Purchased Units:

                           13.1.17.1 do not and will not result in a breach of
                                    or default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or default under, and do not and will not conflict with:

                                    (i)      any of the terms, conditions or
                                             provisions of the constating
                                             documents or resolutions of the
                                             securityholders, trustees, managers
                                             or directors, or any committee of
                                             trustees, managers or directors of
                                             the Fund, ACS Canada or the
                                             Company;

                                    (ii)     based solely on such counsel's
                                             knowledge, any material indenture,
                                             mortgage, deed of trust, agreement
                                             or instrument (including the Credit
                                             Documents) to which the Fund, ACS
                                             Canada and the Company, as
                                             applicable, is a party or by which
                                             it or its properties is to be
                                             subject or be bound; or

                                    (iii)    any federal laws of Canada, or the
                                             laws of Ontario or Alaska,
                                             applicable to the Fund, ACS Canada
                                             or the Company; and

                           13.1.17.2 based solely on such counsel's knowledge,
                                    will not give rise to the acceleration of or the maturity of any debt under any material indenture, agreement or instrument (including the Credit Documents) governed by the federal laws of Canada, or the laws of Ontario or Alaska, binding or affecting any of the Fund, ACS Canada and the Company (other than those which terminate on the Closing Date or in respect of which waivers or consents have been received or will be received prior to the Time of Closing);

                  13.1.18  the Purchased Units:

                           13.1.18.1 subject to compliance with the prudent
                                    investor standards and general provisions and restrictions of the federal or Ontario statutes listed under the heading "Eligibility for Investment" in the Prospectus (and, where applicable, the regulations under those statutes) and, in certain cases, subject to the satisfaction of additional requirements relating to investment or lending policies, standards, procedures or goals and, in certain cases, subject to the filing of those policies, standards, procedures or goals, will not at the date of their issue be precluded as investments under those statutes;

                           13.1.18.2 will be qualified investments under the
                                    Income Tax Act (Canada) and the regulations thereunder (the "TAX ACT") for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans (together, the "PLANS") and for trusts governed by registered education savings plans provided the Fund is a mutual fund trust under the Tax Act; and

                           13.1.18.3 do not constitute "foreign property" for
                                    the purposes of the tax imposed under Part
                                    XI of the Tax Act on Plans, registered
                                    investments and other tax exempt entities, including most registered pension funds or plans; and

                  13.1.19 subject to the qualifications, assumptions, limitations and understandings set out therein, the statements as to matters of the laws of Canada set out in the Prospectus under the heading "Certain Income Tax Considerations - Certain Canadian Federal Income Tax Considerations" fairly describe the principal Canadian federal income tax considerations as at the date hereof generally applicable under the Tax Act to a holder of Units who acquires such securities pursuant to the offering and who, for the purposes of the Tax Act, is resident in

                           Canada, holds the Units as capital property and deals at arm's length with the Fund;

                  13.1.20 subject to the qualifications, assumptions, limitations and understandings set out therein, the statements as to matters of the laws of the United States set out in the Prospectus under the heading "Certain Income Tax Considerations - Certain U.S. Federal Income Tax Considerations" fairly describes the principal U.S. federal income tax considerations as at the date hereof generally applicable to a non-U.S. Unitholder who acquires such securities pursuant to the offering;

         13.2 each of ACS Holdings, ACS InfoSource and Alaska Communications Systems will cause its counsel, acceptable to the Underwriters acting reasonably, to deliver to the Underwriters and their legal counsel a legal opinion dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters and their legal counsel, acting reasonably, that:

                  13.2.1 ACS Holdings (i) is a limited liability company organized and existing under the laws of the State of Alaska, and (ii) has all requisite corporate power and capacity to carry on its business and to own, lease and operate its property and assets;

                  13.2.2   ach of ACS InfoSource and Alaska Communications
                           Systems: (i) is a corporation incorporated and existing under the laws of the State of Alaska and the State of Delaware, respectively, and (ii) has all requisite corporate power and capacity to carry on its business and to own, lease and operate its property and assets; and

                  13.2.3 all necessary action has been taken by its managers or directors, as applicable, to authorize the execution and delivery by it of this agreement and the Related Agreements to which it is a party and the performance of its obligations under such agreements, and this agreement and the Related Agreements to which it is a party have been duly executed and delivered by it and constitute legal, valid and binding obligations of it enforceable against it in accordance with their terms, provided that enforcement may be limited by bankruptcy, insolvency and other similar laws of general application affecting the enforcement of creditors' rights generally, specific performance, injunctive relief and other equitable remedies may be granted only in the discretion of a court of competent jurisdiction and that rights of indemnity and/or contribution set out in this agreement and the Investment Agreement may be limited by applicable law;

                  13.2.4 neither the execution and delivery by each of ACS InfoSource, ACS Holdings and Alaska Communications Systems of this agreement and the Related Agreements to which it is a party, nor the consummation of any of the transactions contemplated thereby, nor compliance with any of the terms and provisions thereof, and based solely on counsel's knowledge, conflict or will conflict with, or result or will result in a breach of or default under (whether or not after notice or lapse of time or both), any of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, any material indenture, mortgage, deed of trust, agreement or instrument (including the ACS Credit Documents), to which ACS InfoSource, ACS Holdings and Alaska Communications Systems, as applicable, is a party or by which it or its properties known to such counsel is or is to be subject or be bound;

                  13.2.5 each of the Preliminary Prospectus and the Prospectus, in both the French and English languages, and its execution by Alaska Communications Systems, in its capacity as promoter, and the filing of each of the Preliminary Prospectus and the Prospectus in both the French and English languages with the Securities Commissions have been duly approved and authorized by all necessary action on the part of the board of directors of Alaska Communications Systems, and each of the Preliminary Prospectus and the Prospectus, in both the French and

                           English languages, have been duly executed by and on behalf of Alaska Communications Systems;

         13.3 opinions of counsel to the Fund in each of the Qualifying Jurisdictions addressed to the Underwriters, the Fund and the Company and their respective counsel that:

                  13.3.1 subject to compliance with the prudent investor standards and general provisions and restrictions of the statutes listed under the heading "Eligibility for Investment" in the Prospectus (and, where applicable, the regulations under those statutes) and, in certain cases, subject to the satisfaction of additional requirements relating to investment or lending policies, standards, procedures or goals and, in certain cases, subject to the filing of those policies, standards, procedures or goals, the Purchased Units, at the date of their issue, will be eligible investments or will not be precluded as investments under such statutes, in form and substance satisfactory to the Underwriters, acting reasonably; and

                  13.3.2 all necessary documents have been filed, all requisite proceedings have been taken and all other legal requirements have been fulfilled under the laws of each of the Qualifying Jurisdictions in order to qualify the distribution of the Purchased Units through investment dealers or brokers who are registered under applicable legislation of the Qualifying Jurisdictions and who have complied with the relevant provisions of such applicable legislation;

         13.4 an opinion of Quebec counsel to the Fund, addressed to the Underwriters, regarding compliance with all the laws of Quebec relating to the use of the French language in connection with the distribution of the Purchased Units;

         13.5 if any Purchased Units are to be offered or sold in the United States, the Fund will cause its U.S. counsel to deliver to the Underwriters a favourable legal opinion to the effect that no registration of the Purchased Units is required under the U.S. Securities Act, provided that, in each case, the offer or sale is made in accordance with Section 23 of this agreement and all other offers and sales of Purchased Units are made in accordance with the provisions of this agreement;

         13.6 the Underwriters will have received from each of their counsel, Goodmans LLP and Goodwin Procter LLP, legal opinions dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters, with respect to those matters as the Underwriters may reasonably require relating to the distribution of the Purchased Units. In connection with its opinion, Goodmans LLP may rely on the opinion of counsel to the Fund and the Company and any underlying certificates and, with respect to matters governed by the laws of jurisdictions other than the Province of Ontario, on the opinions of local counsel to the Fund and the Company;

         13.7 the Underwriters will have received certificates dated the Closing Date signed by those senior officers of the Fund, ACS Canada, ACS Holdings, ACS InfoSource, Alaska Communications Systems and the Company, in form and content satisfactory to the Underwriters, acting reasonably, with respect to:

                  13.7.1   the constating documents of each such entity;

                  13.7.2 the resolutions of the trustees, managers or directors (as the case may be) of the Fund, ACS Canada, ACS Holdings, ACS InfoSource, Alaska Communications Systems and the Company relevant to the allotment, issue and sale, as the case may be, of the Purchased Units and the authorization of the other agreements and transactions contemplated by this agreement and the Related Agreements to which they are a party; and

                  13.7.3 the incumbency and signatures of signing officers of the Fund, ACS Canada, ACS Holdings, ACS InfoSource, Alaska Communications Systems and the Company;

         13.8 the Fund and the Company will cause the auditors of the Fund and of the Company to deliver to the Underwriters a comfort letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, bringing forward to the Closing Date the information contained in the comfort letter referred to in Section 5.5.4;

         13.9 the Fund will deliver to the Underwriters, at and as of the Time of Closing, a certificate dated the Closing Date addressed to the Underwriters and signed by the trustees of the Fund, certifying for and on behalf of the Fund, after having made due inquiries, to those matters as the Underwriters may reasonably request, including to the effect that:

                  13.9.1 the Fund has complied with all the covenants and satisfied all the terms and conditions of this agreement on its part to be complied with and satisfied at or prior to the Time of Closing;

                  13.9.2 subsequent to the respective dates as at which information is given in the Prospectus, there has not been any Material Adverse Change in the condition (financial or otherwise) or results of operations of the Fund, ACS Canada or the Company, other than as disclosed in the Prospectus or any Supplementary Material, as the case may be;

                  13.9.3 subsequent to the respective dates as at which information is given in the Prospectus, no transaction out of the ordinary course of business, material to the Fund, ACS Canada or the Company has been entered into by the Fund, ACS Canada or the Company or has been approved by the management of any of them, which results in a Material Adverse Change, other than as disclosed in the Prospectus or any Supplementary Material, as the case may be;

                  13.9.4 the representations and warranties of the Fund contained in this agreement, and in any certificates of the Fund delivered pursuant to or in connection with this agreement, are true and correct as at the Time of Closing (except in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects and except in respect of any representations and warranties that are to be true and correct as of a specified date, in which case they will be true and correct as of that date only), with the same force and effect as if made on and as at the Time of Closing, after giving effect to the transactions contemplated by this agreement;

                  13.9.5 receipts have been issued by the appropriate Securities Commissions for the Prospectus and no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Units of the Fund has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of those officers, contemplated or threatened by any regulatory authority; and

                  13.9.6 the representations and warranties of the Fund arising by reason of the delivery of the Preliminary Prospectus, the Prospectus and any Supplementary Material are true and correct on and as at the Time of Closing as if those documents had been dated the Closing Date and delivered to the Underwriters on that date;

                  and all of those matters will in fact be true and correct as at the Time of Closing;

         13.10 ACS Canada will deliver to the Underwriters, at the Time of Closing, a certificate dated the Closing Date addressed to the Underwriters and signed by two senior officers of ACS Canada acceptable to the Underwriters, acting reasonably, certifying for and on behalf of

                  ACS Canada, after having made due inquiries, to those matters as the Underwriters may reasonably request, including to the effect that:

                  13.10.1 ACS Canada has complied with all the covenants and satisfied all the terms and conditions of this agreement on its part to be complied with and satisfied at or prior to the Time of Closing;

                  13.10.2 subsequent to the respective dates as at which information is given in the Prospectus, there has not been any Material Adverse Change in the condition (financial or otherwise) or results of operations of the Fund, ACS Canada or the Company, other than as disclosed in the Prospectus or any Supplementary Material, as the case may be;

                  13.10.3 subsequent to the respective dates as at which information is given in the Prospectus, no transaction out of the ordinary course of business, material to the Fund, ACS Canada or the Company has been entered into by the Fund, ACS Canada or the Company or has been approved by the management of any of them, which results in a Material Adverse Change, other than as disclosed in the Prospectus or any Supplementary Material, as the case may be;

                  13.10.4 the representations and warranties of ACS Canada contained in this agreement, and in any certificates of the Fund delivered pursuant to or in connection with this agreement, are true and correct as at the Time of Closing (except in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects and except in respect of any representations and warranties that are to be true and correct as of a specified date, in which case they will be true and correct as of that date only), with the same force and effect as if made on and as at the Time of Closing, after giving effect to the transactions contemplated by this agreement;

                  13.10.5 receipts have been issued by the appropriate Securities Commissions for the Prospectus and no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Units of the Fund has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of those officers, contemplated or threatened by any regulatory authority; and

                  13.10.6 the representations and warranties of ACS Canada arising by reason of the delivery of the Preliminary Prospectus, the Prospectus and any Supplementary Material are true and correct on and as at the Time of Closing as if those documents had been dated the Closing Date and delivered to the Underwriters on that date;

                  and all of those matters will in fact be true and correct as at the Time of Closing;

         13.11 the Company will deliver to the Underwriters, at the Time of Closing, a certificate dated the Closing Date addressed to the Underwriters and signed by the chief executive officer and the chief financial officer of the Company, certifying for and on behalf of the Company, after having made due inquiries, to those matters as the Underwriters may reasonably request, including to the effect that:

                  13.11.1 the Fund, ACS Canada and the Company have complied with all the covenants and satisfied all the terms and conditions of this agreement on their respective parts to be complied with and satisfied at or prior to the Time of Closing;

                  13.11.2 subsequent to the respective dates as at which information is given in the Prospectus, there has not been any Material Adverse Change in the condition (financial or otherwise) or results of operations of the Fund, ACS Canada or the

                           Company, other than as disclosed in the Prospectus or any Supplementary Material, as the case may be;

                  13.11.3 subsequent to the respective dates as at which information is given in the Prospectus, no transaction out of the ordinary course of business, material to the Fund, ACS Canada or the Company, has been entered into by the Fund, ACS Canada or the Company or has been approved by the management of any of them, which results in a Material Adverse Change, other than as disclosed in the Prospectus or any Supplementary Material, as the case may be;

                  13.11.4 the representations and warranties of the Company contained in this agreement, and in any certificates of the Company delivered pursuant to or in connection with this agreement, are true and correct as at the Time of Closing (except in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects and except in respect of any representations and warranties that are to be true and correct as of a specified date, in which case they will be true and correct as of that date only), with the same force and effect as if made on and as at the Time of Closing, after giving effect to the transactions contemplated by this agreement;

                  13.11.5 receipts have been issued by the appropriate Securities Commissions for the Prospectus and no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Units of the Fund has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of those officers, contemplated or threatened by any regulatory authority; and

                  13.11.6 the representations and warranties of the Company arising by reason of the delivery of the Preliminary Prospectus, the Prospectus and any Supplementary Material are true and correct on and as at the Time of Closing as if those documents had been dated the Closing Date and delivered to the Underwriters on that date;

                  and all of those matters will in fact be true and correct as at the Time of Closing;

         13.12 each of ACS Holdings, ACS InfoSource and Alaska Communications Systems will deliver to the Underwriters, at the Time of Closing, a certificate dated the Closing Date addressed to the Underwriters and signed by its chief executive officer and the chief financial officer, certifying for and on behalf of it, after having made due inquiries, to those matters as the Underwriters may reasonably request, including to the effect that:

                  13.12.1 it has complied with all the covenants and satisfied all the terms and conditions of this agreement on its part to be complied with and satisfied at or prior to the Time of Closing;

                  13.12.2 the representations and warranties of it contained in this agreement, and in any certificates of it delivered pursuant to or in connection with this agreement, are true and correct as at the Time of Closing in all material respects (except in the case of representations or warranties that are already qualified by materiality, in which case such representations and warranties shall be true in all respects, and except in respect of any representations and warranties that are to be true and correct as of a specified date, in which case they will be true and correct as of that date only) with the same force and effect as if made on and as at the Time of Closing, after giving effect to the transactions contemplated by this agreement; and

                  13.12.3 in the case of Alaska Communications Systems, the representations and warranties of Alaska Communications Systems arising by reason of the delivery of the Preliminary Prospectus, the Prospectus and any Supplemental Material are true and correct on and as at the Time of Closing as if those documents had been dated the Closing Date and delivered to the Underwriters on that date, and all of those matters will in fact be true and correct as at the Time of Closing;

         13.13 each of the Related Agreements shall have been executed and delivered and not terminated, and the transactions contemplated by the Related Agreements will be completed prior to or contemporaneous with the sale of the Initial Units; without limiting the generality of the foregoing, the Company and the lenders under the Proposed Credit Facility shall have entered into the Proposed Credit Facility on terms and conditions satisfactory to the Underwriters, Alaska Communications Systems and the Company, each acting reasonably, and the Company shall have drawn down sufficient funds under the Proposed Credit Facility to permit the Company to make the payments contemplated by Article 6 of the Investment Agreement and the Company shall have, in the opinion of the Underwriters, the unfettered right and ability, following such drawdown under the Proposed Credit Facility, to operate the Business without material liquidity risk;

         13.14 all actions required to be taken by or on behalf of the Fund including the passing of all requisite resolutions of the sole unitholder and trustees of the Fund and all requisite filings with governmental authorities, Securities Commissions or courts will have occurred at or prior to the Time of Closing so as to validly authorize the execution and filing of the Preliminary Prospectus, the Prospectus and any Supplementary Material and to create and issue the Purchased Units having the attributes contemplated by the Prospectus;

         13.15 the Purchased Units will have been approved for listing and posting for trading on the TSX on the business day immediately preceding the Closing Date, subject only to the Standard Listing Conditions; and

         13.16 the Underwriters will have received such other certificates, opinions, agreements, materials or documents, in form and substance satisfactory to the Underwriters, as the Underwriters may reasonably request.

14.      CLOSING.

         The closing of the purchase and sale of the Initial Units or the Additional Units, as the case may be, will be completed at the Time of Closing or the Over-Allotment Closing Time at the offices of Torys LLP, Maritime Life Tower, Toronto-Dominion Centre, Suite 3000, Toronto, Ontario M5K 1N2, or at any other place determined in writing by the Fund and the Underwriters. At the Time of Closing, or the Over-Allotment Closing Time, as the case may be, the Fund will deliver to CIBC WM:

         14.1 for the respective accounts of the Underwriters, the Purchased Units through the facilities of The Canadian Depository for Securities Limited; the Fund will pay all fees and expenses payable to or incurred by the Trust Company and all fees payable to The Canadian Depository for Securities Limited; and

         14.2 all further documentation as may be contemplated in this agreement or as counsel to the underwriters may reasonably require;

         against payment by the Underwriters to the Fund of the purchase price for the Initial Units or the Additional Units, as the case may be, net of (i) the fees payable by the Fund to the Underwriters as provided in the second paragraph of this agreement, and (ii) the reimbursable expenses payable by the Fund to the Underwriters as provided for in
         Section 19 of this agreement by certified cheque, bank draft or wire transfer payable to, or as directed by, the Fund.

15       RESTRICTIONS ON FURTHER ISSUES OR SALES.

         15.1 For purposes of this Section 15, "TRANSFER" means, in respect of a security, any sale, exchange, transfer, assignment, gift, Lien, hypothecation, alienation or other transaction, whether voluntary, involuntary or by operation of law, by which the legal or beneficial ownership or, or any security interest or other interest in, the security passes from one person to another, or to the same person in a different capacity, whether or not the value, and any change in ownership of the legal or beneficial owner of the security or any person which owns, directly or indirectly, in any manner whatsoever, such legal or beneficial owner of the security, provided that the defined term "Transfer" as used in this agreement shall not include any Transfer to the extent that the prohibitions or restrictions contained in this agreement with respect to such Transfer would be prohibited by or constitute a default under any of the ACS Credit Documents.

         15.2 During the period commencing the date of this agreement and ending on the day which is 180 days following the Closing Date, the Fund agrees that it will not, directly or indirectly, without the prior written consent of CIBC WM, given by instrument in writing duly authorized and executed on behalf of CIBC WM, issue, offer, sell, contract to sell, grant any option to purchase, transfer, assign or otherwise dispose of any Units or financial instruments or any securities convertible into or exchangeable for any Units, or announce any intention to effect the foregoing, other than Units of the Fund, or rights, options or warrants to acquire such Units, issued or granted under the Exchange Agreement.

         15.3 ACS Holdings hereby covenants and agrees that, except with the prior written consent of CIBC WM, given by instrument in writing duly authorized and executed on behalf of CIBC WM, it shall not Transfer any Exchange Rights currently held by it or any Units issuable on the exercise of the Exchange Rights (collectively, with the Exchange Rights, the "RESTRICTED SECURITIES") until the expiry of 180 days from the closing of the Offering, provided that, following the expiry of the Over-Allotment Option, ACS Holdings may Transfer Restricted Securities to ACS InfoSource or Alaska Communications Systems. For the purposes of the foregoing, any issuance or Transfer of securities in the capital of ACS Holdings or ACS InfoSource that would have the same effective economic effect as a direct Transfer of Restricted Securities shall be deemed to be a Transfer of Restricted Securities by ACS Holdings and, accordingly, each of ACS Holdings, ACS InfoSource and Alaska Communications Systems hereby covenants and agrees not to issue or permit the Transfer of any securities to any Person that would have such effect except in accordance with the terms of this agreement, and further covenants and agrees to abide and be bound by the same restrictions applicable to ACS Holdings under this Section 15 in respect of any Restricted Securities which it receives from ACS Holdings. Without limiting the generality of the foregoing, any agreement, contract, option, short sale, hedging transaction, swap or other arrangement of similar economic effect requiring ACS Holdings to Transfer, or providing another with the right to acquire, whether any such transaction is to be settled by delivery of Units, other securities, cash or otherwise, shall be deemed to be a Transfer of such Restricted Securities as at the date such agreement, contract, option, short sale, hedging transaction, swap or arrangement is entered into.

16.      INDEMNIFICATION.

         16.1 The Fund, ACS Canada and the Company jointly and severally hereby agree to protect, hold harmless and indemnify each of the Underwriters and their respective affiliates and their respective directors, officers, employees, advisors, shareholders, partners and agents (collectively, the "INDEMNIFIED PARTIES" and individually an "INDEMNIFIED PARTY") from and against all losses (other than losses of profit in connection with the distribution of the Purchased Units), claims, actions, suits, proceedings, damages, liabilities, costs and expenses, including, without limitation, all amounts paid to settle actions, suits, proceedings, or satisfy judgements or awards and all reasonable fees, disbursements and taxes of their counsel (collectively, a "CLAIM") caused by or arising directly or indirectly by reason of:

                  16.1.1 any breach of or default under any representation, warranty, covenant or agreement of the Fund, ACS Canada or the Company in this agreement or any other document to be delivered pursuant hereto or the failure of the Fund, ACS Canada or the Company to comply with any of its obligations hereunder or thereunder;

                  16.1.2 any information or statement (except any information or statement relating to the Underwriters, or any of them, provided by the Underwriters) contained in any of the Preliminary Prospectus, the Prospectus, the U.S. Placement Memorandum or any Supplementary Material or any other document or material filed or delivered by or on behalf of the Fund pursuant to this agreement (collectively, the "IPO OFFERING DOCUMENTS") being or being alleged to be a Misrepresentation

                  16.1.3 any order made or any inquiry, investigation or proceeding instituted, threatened or announced by any court, securities regulatory authority, stock exchange or by any other competent authority, based upon any Misrepresentation (except a Misrepresentation relating to the Underwriters, or any of them, provided by the Underwriters) contained in any of the IPO Offering Documents, preventing or restricting the trading in or the sale or distribution of the Purchased Units; or

                  16.1.4 the Fund, ACS Canada or the Company not complying prior to the completion of the distribution of the Purchased Units with any requirement of any Securities Laws relating to the sale of the Purchased Units, and will reimburse the Indemnified Parties for all reasonable costs, charges and expenses, as incurred, which any of them may pay or incur in connection with investigating or disputing any Claim or action related thereto.

         16.2 Each of ACS Holdings, ACS InfoSource and Alaska Communications Systems, subject to Sections 16.3 and 16.4, severally, and not jointly, hereby agrees to protect, hold harmless and indemnify each of the Indemnified Parties from and against all Claims caused by or arising directly or indirectly by reason of any breach of or default under any representation, warranty, covenant or agreement given by it in this agreement or any other document to be delivered pursuant hereto (including all Related Agreements) or its failure to comply with any of its obligations hereunder or thereunder, and will reimburse the Indemnified Parties for all reasonable costs, charges and expenses, as incurred, which any of them may pay or incur in connection with investigating or disputing any Claim or action related thereto.

         16.3 The obligation of each of ACS InfoSource and Alaska Communications Systems to indemnify the Indemnified Parties pursuant to Section 16.2 shall be limited to an amount equal to, in the aggregate, the gross proceeds received in the Offering, plus the value of ACS InfoSource's indirect retained interest in the Company, plus the amount that Alaska Communications Systems will receive from the Proposed Credit Facility on Closing.

         16.4     The obligation of an indemnifying party under Section 16.1 or
                  Section 16.2 (collectively, the "INDEMNIFYING PARTIES") to indemnify the Indemnified Parties pursuant to this Section 16 will be subject to an initial, aggregate, one-time deductible of U.S.$500,000.

         16.5 The indemnities set out in Sections 16.1 and 16.2 will be in addition to any liability which the Indemnifying Parties thereunder may otherwise have.

         16.6 If any Claim contemplated by this Section 16 is asserted against any of the Indemnified Parties, or if any potential Claim contemplated by this Section 16 comes to the knowledge of any of the Indemnified Parties, the Indemnified Party concerned will notify in writing the Fund, ACS Canada and the Company and, if applicable, one or more of ACS Holdings, ACS InfoSource and Alaska Communications Systems (collectively, the "NOTIFIED PARTIES" and individually a "NOTIFIED PARTY"), as soon as reasonably practicable, of the nature of the Claim (provided that any failure to so notify in respect of any potential Claim will not affect the liability of any of the Notified Parties under this Section 16 unless that delay or failure prejudices the defence of the Claim or increases the liability which the Notified Parties have under this Section 16). The Notified Parties will, subject to the following, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce the Claim; provided that the defence will be through legal counsel selected by the Notified Parties and acceptable to the Indemnified Party, acting reasonably, and no admission of liability will be made by the Notified Parties or the Indemnified Party without, in each case, the prior written consent of all the Indemnified Parties affected and the Notified Parties, in each case, which consent will not be unreasonably withheld or delayed. An Indemnified Party will have the right to employ separate counsel in any such suit and participate in its defence but the fees and expenses of that counsel will be at the expense of the Indemnified Party unless:

                  16.6.1 the Notified Parties fail to assume the defence of the suit on behalf of the Indemnified Party within ten days of receiving notice of the suit;

                  16.6.2 the employment of that counsel has been authorized by the Notified Parties; or

                  16.6.3 the named parties to the suit (including any added or third parties) include the Indemnified Party and the Notified Parties and the Indemnified Party has been advised in writing by counsel that there are legal defences available to the Indemnified Parties that are different or in addition to those available to any of the Notified Parties or that representation of the Indemnified Party by counsel for the Notified Parties or any of them is inappropriate as a result of the potential or actual conflicting interests of those represented;

                  (in each of the cases set out in Section 16.6.1, 16.6.2 or 16.6.3, the Notified Parties will not have the right to assume the defence of the suit on behalf of the Indemnified Party, but the Notified Parties will be liable to pay the reasonable fees and expenses of separate counsel for all Indemnified Parties and, in addition, of local counsel in each applicable jurisdiction.) Notwithstanding the foregoing, no settlement, compromise, or termination of the Claim may be made by an Indemnified Party without the prior written consent of the Notified Parties, which consent will not be unreasonably withheld or delayed.

         16.7 The rights of indemnity contained in this Section 16 will not enure to the benefit of the Underwriters if the Fund and the Company have complied with the provisions of Sections 5 and 6 and the person asserting any Claim contemplated by this
                  Section 16 was not provided with a copy of any Prospectus or Supplementary Material which corrects any Misrepresentation (for the purposes of Securities Laws or any of them) which is the basis of the Claim and which is required under Securities Laws to be delivered to that person by the Underwriters or members of their banking or selling group (if any).

         16.8 The Indemnifying Parties hereby acknowledge and agree that, with respect to Sections 16 and 17, the Underwriters are contracting on their own behalf and as agents for their affiliates', directors, officers, employees and agents and their respective affiliates, directors, officers, employees and agents (collectively, the "BENEFICIARIES"). In this regard, each of the Underwriters will act as trustee for the Beneficiaries of the covenants of the Indemnified Parties under Sections 16 and 17 with respect to the Beneficiaries and accepts these trusts and will hold and enforce those covenants on behalf of the Beneficiaries.

17.      CONTRIBUTION.

         In order to provide for just and equitable contribution in circumstances in which an indemnity provided in Section 16.1 or 16.2 would otherwise be available in accordance with its terms but is, for any reason not solely attributable to any one or more of the Indemnified Parties, held to be unavailable to or unenforceable by the Indemnified Parties or enforceable otherwise than in accordance with its terms, the Underwriters and the applicable Indemnifying Parties will contribute to the aggregate of all claims, damages, liabilities, costs and expenses and all losses (other than losses of profits in connection with the distribution of the Purchased Units) of the nature contemplated in Section 16.1 or 16.2, as applicable, and suffered or incurred by the Indemnified Parties in proportions so that the Underwriters will be responsible for the portion represented by the percentage that the total fee paid to the Underwriters in connection with the sale of the Purchased Units bears to the aggregate purchase price of the Purchased Units, both as determined pursuant to the provisions of this agreement, and the Indemnifying Parties will, subject to Section 18.2, be responsible for the balance, whether or not they have been sued or sued separately; provided that the Underwriters will not in any event be liable to contribute, in the aggregate, any amount in excess of the total fee or any portion actually received.

18.      LIMITATION ON RIGHTS OF INDEMNITY AND CONTRIBUTION.

         18.1 No party who has engaged in any fraud, wilful default, fraudulent misrepresentation, gross negligence, wilful misconduct or reckless disregard will be entitled to claim indemnification under Section 16.1 or 16.2 or contribution under Section 17 from any person who has not engaged in that fraud, wilful default, fraudulent misrepresentation or gross negligence, wilful misconduct or reckless disregard.

         18.2 For greater certainty, the Indemnifying Parties will not have any obligation to contribute pursuant to Section 17 in respect of any Claim except to the extent the indemnity given by them in Sections 16.1 and 16.2 would have been applicable to that Claim in accordance with its terms, had that indemnity been found to be enforceable and available to the Indemnified Parties.

         18.3 The rights to contribution provided in Section 17 will be in addition to and not in derogation of any other right to contribution which the Indemnified Parties may have by statute or otherwise at law provided that Sections 17 and 18.2 will apply, mutatis mutandis, in respect of that other right.

         18.4 The obligations under Sections 16 and 17 shall survive the completion of transactions contemplated under this agreement and the Investment Agreement for a period of three (3) years, provided that, in respect of any Claim brought during such three (3) year period, the obligations under Sections 16 and 17 in respect of such Claim shall continue until final expiry of any appeal periods in connection therewith, and provided further that, in respect of any Claims brought at any time for breach of any representation and warranty that, pursuant to
                  Section 17.5, survives indefinitely, the obligations under Sections 16 and 17 survive indefinitely in connection with such Claim.

19.      EXPENSES.

         19.1 Whether or not the purchase and sale of the Purchased Units is completed, all expenses of or incidental to the contribution by ACS InfoSource of the Business to ACS Holdings, the contribution by ACS Holdings of the Business to the Company, the subscription by the Fund for the common shares of ACS Canada and ACS Notes, the acquisition by ACS Canada of membership interests of the Company and the creation, issuance and delivery of the Purchased Units and of or incidental to all matters in connection with the transactions set out in this agreement or the Investment Agreement will be borne by the Fund (or by ACS InfoSource if the issuance and sale of the Purchased Units does not close) including, without limitation:

                  19.1.1 expenses payable in connection with the qualification for distribution of the Purchased Units under applicable Securities Laws;

                  19.1.2 the fees, expenses and disbursements of the auditors, counsel to all and any of the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource and Alaska Communications Systems and all related foreign/local counsel;

                  19.1.3 the fees of any experts retained in connection with the sale of the Purchased Units;

                  19.1.4 the reasonable out-of-pocket expenses incurred by the Underwriters, including the reasonable fees, expenses, taxes and disbursements of the Underwriters' legal counsel and all related foreign/local counsel, and any advertising, printing, courier, telecommunications, data searches, roadshow presentation, travel, entertainment and any other reasonable expenses incurred by the Underwriters, subject to a maximum aggregate amount of $400,000 (or such greater amount as is agreed to by the Company in writing);

                  19.1.5 all costs incurred in connection with the preparation, translation, filing and printing of the Preliminary Prospectus, the "green sheet", the Prospectus, any Supplementary Material, the U.S. Placement Memorandum and any Unit certification costs;

                  19.1.6   all fees and expenses of the Trust Company; and

                  19.1.7 all expenses associated with the "road shows" and marketing activities of the Fund, including all travel and lodging expenses;

         including Canadian federal goods and services tax and provincial sales tax exigible in respect of any of the foregoing.

20.      SUBORDINATION

         Each of ACS Holdings, ACS InfoSource and Alaska Communications Systems (collectively, the "EXISTING SECURITYHOLDERS") covenants and agrees with the Underwriters, the Fund and the Company that it shall subordinate (the "SUBORDINATION") any entitlement, which such Existing Securityholder may have to make a Claim against the Fund, ACS Canada or the Company (including under Securities Laws by virtue of such Existing Securityholder having received a distribution of the Exchange Rights under the Prospectus), to any Claim made by the Underwriters, the Fund or any unitholder of the Fund (other than the Existing Securityholders) against the Fund, ACS Canada or the Company. The Subordination shall apply to all Claims by the Existing Securityholders, regardless of whether or not such Claims are also made by an Underwriter, the Fund or other unitholder of the Fund and whether or not made first in time. The Subordination shall apply to prevent any Existing Securityholder from enforcing or realizing on a judgment in respect of a Claim until the final adjudication or settlement of any other Claims by the Underwriters, the Fund or any unitholder of the Fund. The Subordination shall not be interpreted or constructed to in any manner limit or otherwise detract from any of the rights of the Fund, the Company or any unitholder of the Fund under this Agreement or otherwise.

21.      ALL TERMS TO BE CONDITIONS.

         Each of the Fund, ACS Canada, the Company and the Existing Securityholders agrees that the conditions contained in Section 13 will be complied with insofar as they relate to acts to be performed or caused to be performed by it, and that it will use its reasonable best efforts to cause all of those conditions to be complied with, provided that such conditions (except to the extent that they constitute representations, warranties or covenants under any other provision of this agreement) shall merge on the Closing. All representations, warranties, covenants and other terms of this agreement will be and will be deemed to be conditions, and any breach or failure to comply with any of them or any of the conditions set out in Section 13 will entitle the Underwriters to terminate their obligation to purchase the Purchased Units, by written notice to that effect given to the Fund and the Company at or prior to the Time of Closing. It is understood that the Underwriters may waive, in whole or in part, or extend the time for compliance with, any of those terms and conditions without prejudice to the rights of the Underwriters in respect of any of those terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing.

22.      TERMINATION BY UNDERWRITERS IN CERTAIN EVENTS.

         22.1 Each Underwriter will also be entitled to terminate its obligation to purchase the Purchased Units by written notice to that effect given to the Fund and the Company at or prior to the Time of Closing if:

                  22.1.1   any:

                           22.1.1.1 inquiry, investigation or other proceeding,
                                    or

                           22.1.1.2 order, ruling or other pronouncement
                                    (whether current or contemplated),

                           is issued, announced or threatened under or pursuant to any relevant statute or by any stock exchange, Governmental Body (including the Canada Customs and Revenue Agency, the United States Internal Revenue Service and/or the United States Treasury Department) or other regulatory authority, or there is any change of Law (including any Law relating to the taxation of the Fund, ACS Canada and/or the Company), or in the interpretation or administration thereof (in each case whether current or contemplated), which, in the reasonable opinion of that Underwriter, after consultation with the Fund and the Company, operates or could operate to prevent, suspend, hinder, delay, restrict, inhibit or otherwise adversely affect the trading in, or which adversely impacts the distribution or the marketability of, the Purchased Units or any of them;

                  22.1.2   any:

                           22.1.2.1 Material Adverse Change (actual, imminent or
                                    reasonably expected) occurs in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Fund, ACS Canada or the Company, howsoever caused, or

                           22.1.2.2 material fact arises or is discovered that
                                    would have been required to have been stated in the Prospectus or any Supplementary Material had that fact arisen or been discovered on, or prior to, the date of any of the Prospectus or any Supplementary Material, or

                           22.1.2.3 change occurs in any material fact contained
                                    in any of the Prospectus or any
                                    Supplementary Material or any event or state of facts occurs after the date of this agreement, which, in any case, is of such a nature as to render any of the Prospectus or any Supplementary Material untrue or misleading in any material respect or to result in any Misrepresentation in any of the Prospectus or any Supplementary Material,

                           which fact or change, as the case may be, in the opinion of that Underwriter, after consultation with the Fund and the Company, could reasonably be expected to result in the purchasers of a material number of Purchased Units exercising their right under Securities Laws to withdraw from or rescind their purchase thereof or sue for damages in respect thereof or which has or could reasonably be expected to have a significant adverse effect on the market price, value or marketability of the Purchased Units or any of them;

                  22.1.3 the state of the Canadian financial markets becomes such that the Purchased Units cannot, in the reasonable opinion of that Underwriter, be profitably marketed; or

                  22.1.4 there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence, including any act of terrorism, war or like event, or any governmental action, law, regulation, inquiry or other occurrence of any nature which, in the reasonable opinion of that Underwriter, materially adversely affects or may materially affect the financial markets in Canada or the United

                           States or the business, operations or affairs of the Fund or the Company or the market price, value or marketability of the Purchased Units or any of them.

         22.2 If this agreement is terminated by any of the Underwriters pursuant to Section 22.1, there will be no further liability on the part of that Underwriter or of the Fund or the Company to that Underwriter, except in respect of any liability which may have arisen or may later arise under Sections 16, 17, and 19.

         22.3 The right of the Underwriters or any of them to terminate their respective obligations under this agreement is in addition to all other remedies they may have in respect of any default, act or failure to act of the Fund, ACS Canada, the Company or any of the Existing Securityholders in respect of any of the matters contemplated by this agreement. A notice of termination given by one Underwriter under this Section 22 will not be binding upon the other Underwriters.

23.      OFFERING IN THE UNITED STATES

         23.1 For the purposes of this agreement, the following terms will have the meanings indicated:

                  23.1.1 "DIRECTED SELLING EFFORTS" means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this agreement, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Purchased Units and shall include, without limitation, the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of any of the Purchased Units;

                  23.1.2 "FOREIGN ISSUER" means a foreign issuer as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this agreement, it means any issuer that is (a) the government of any country, or of any political subdivision of a country, other than the United States; or (b) a corporation or other organization incorporated under the laws of any country other than the United States, except an issuer meeting the following conditions:
                           (1) more than 50 percent of the outstanding voting securities of such issuer are directly or indirectly owned of record by residents of the United States; and (2) any of the following: (i) the majority of the executive officers or directors are United States citizens or residents, (ii) more than 50 percent of the assets of the issuer are located in the United States, or (iii) the business of the issuer is administered principally in the United States;

                  23.1.3 "GENERAL SOLICITATION" and "GENERAL ADVERTISING" means "general solicitation" and "general advertising", respectively, as used in Rule 502(c) of Regulation D, including, without limitation, advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

                  23.1.4 "QUALIFIED INSTITUTIONAL BUYER" means a "qualified institutional buyer" as defined in Rule l44A;

                  23.1.5 "REGULATION D" means Regulation D adopted by the SEC under the U.S. Securities Act;

                  23.1.6 "REGULATION S" means Regulation S adopted by the SEC under the U.S. Securities Act;

                  23.1.7 "RULE 144A" means Rule 144A adopted by the SEC under the U.S. Securities Act;

                  23.1.8 "SEC" means the United States Securities and Exchange Commission;

                  23.1.9 "SUBSTANTIAL U.S. MARKET INTEREST" means "substantial U.S. market interest" as that term is defined in Regulation S;

                  23.1.10 "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

                  23.1.11 "U.S. EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended;

                  23.1.12 "U.S. PLACEMENT MEMORANDUM" means the placement memorandum of the Fund in respect of the offering and sale of Purchased Units in the United States, and any amendment thereto, prepared in accordance with the securities laws of the United States; and

                  23.1.13 "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         23.2 The Underwriters may offer and sell the Purchased Units within the United States on the terms and subject to the conditions of this Section 23. In connection therewith, the Fund and the Company jointly and severally represent, warrant and covenant that:

                  23.2.1 the Fund is a Foreign Issuer and reasonably believes there is no Substantial U.S. Market Interest with respect to the Purchased Units;

                  23.2.2 none of the Fund, ACS Canada, the Company or any person acting on its or their behalf (other than the Underwriters, U.S. affiliates of the Underwriters ("U.S. AFFILIATES"), or any members of the banking and selling group formed by them collectively, the "SELLING FIRMS", in respect of whose activities the Fund and the Company make no representation), has engaged or will engage in any Directed Selling Efforts in the United States with respect to the Purchased Units and the press release relating to the filing of the Preliminary Prospectus issued by Alaska Communications Systems Group, Inc. on March 6, 2003 does not constitute Directed Selling Efforts in the United States in respect to the Purchased Units;

                  23.2.3 the Fund is not, and as a result of the sale of the Purchased Units will not be, an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered or a closed-end investment company that is required to be, but is not, registered under Section 8 of the United States Investment Company Act of 1940, as amended;

                  23.2.4 none of the Fund, ACS Canada, the Company, their affiliates or any person acting on its or their behalf, (other than the Underwriters, U.S. Affiliates, or any members of the Selling Firms, in respect of whose activities the Fund and the Company make no representation), has engaged in any form of General Solicitation or General Advertising in connection with any offer or sale of the Purchased Units or any security convertible or exchangeable into Purchased Units in the United States within the six month period prior to the date of this agreement and the press release relating to the filing of the Preliminary Prospectus issued by Alaska Communications Systems Group, Inc. on March 6, 2003 does not constitute a General Solicitation or General Advertising in connection with any offer or sale of the Purchased Units;

                  23.2.5 so long as any of the Purchased Units are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the U.S. Securities Act, the Fund will, unless it becomes subject to and complies with the reporting requirements of Section 13 or
                           Section 15(d) of the U.S. Exchange Act or the information furnishing requirements of Rule 12g3-2(b) thereunder, provide to any holder of those restricted securities, or to any prospective purchaser of those restricted securities designated by a holder, upon the request of that holder or prospective purchaser, at or prior to the time of sale, the information required to be provided by Rule 144A(d)(4)(i) under the U.S. Securities Act (so long as that requirement is necessary in order to permit holders of the restricted securities to effect resales under Rule
                           l44A) to a Qualified Institutional Buyer which is a holder of the restricted securities;

                  23.2.6 none of the Fund, ACS Canada, the Company or their affiliates: (i) will take any action for a period of forty (40) days from the Closing Date that would cause the registration exemptions in Regulation S, Rule 144A or Rule 506 of Regulation D to be unavailable for the offer and sale of Units pursuant to this agreement, or (ii) has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining that person for failure to comply with Rule 503 of Regulation D;

                  23.2.7 the Units are not, and as of the Time of Closing the Units will not be, and no securities of the same class as the Units are or will be, (i) listed on a national securities exchange in the United States,
                           (ii) quoted in an "automated inter-dealer quotation system", as such term is used in the U.S. Exchange Act, or (iii) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A) of less than ten percent for securities so listed or quoted; and

                  23.2.8 the Fund will, within prescribed time periods, prepare and file any forms or notices required under the U.S. Securities Act or applicable blue sky laws.

         23.3 Each Underwriter acknowledges that the Purchased Units have not been and will not be registered under the U.S. Securities Act and may be offered and sold in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act. Accordingly, each Underwriter separately and not jointly represents, warrants and covenants that:

                  23.3.1 it has not offered or sold, and will not offer or sell, any of the Purchased Units constituting part of its allotment except in accordance with Regulation S or Rule 144A;

                  23.3.2 it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Purchased Units, except with its U.S. Affiliates and other Selling Firms or with the prior written consent of the Company; and

                  23.3.3 it shall use its reasonable efforts to ensure that each Selling Firm complies with the provisions of Sections 23.4 and 23.5 as if such provisions applied to such Selling Firm.

         23.4     Each Underwriter covenants to and agrees with the Fund that:

                  23.4.1 all offers and sales of the Purchased Units in the United States will be effected through a U.S. Affiliate in accordance with all applicable U.S. Broker-dealer requirements;

                  23.4.2   its U.S. Affiliate is a Qualified Institutional
                           Buyer;

                  23.4.3 it will not, either directly or through its U.S. Affiliate, solicit offers for, or offer to sell, the Purchased Units in the United States by means of any form of

                           General Solicitation or General Advertising and neither it nor its U.S. Affiliate, nor any persons acting on its or their behalf have engaged or will engage in any Directed Selling Efforts with respect to the Purchased Units;

                  23.4.4 it will solicit, and will cause its U.S. Affiliate to solicit, offers for the Purchased Units in the United States only from, and will offer the Purchased Units only to, persons it reasonably believes to be Qualified Institutional Buyers in accordance with Rule 144A. It also agrees that it will solicit offers for the Purchased Units only from, and will offer the Purchased Units only to, persons that in purchasing such Purchased Units will be deemed to have represented and agreed as provided in paragraphs
                           (3)(a) through (d) below (to the extent such representations are applicable to the purchaser concerned);

                  23.4.5 it will inform, and cause its U.S. Affiliate to inform, all purchasers of the Purchased Units in the United States that the Purchased Units have not been and will not be registered under the U.S. Securities Act and are being sold to them without registration under the U.S. Securities Act in reliance on Rule 144A;

                  23.4.6 it will deliver, or cause to be delivered, a copy of the U.S. Placement Memorandum to each person in the United States purchasing Purchased Units from it;

                  23.4.7 it shall cause its U.S. Affiliate, at the request of the Fund, to agree, for the benefit of the Fund, to the same provisions as are contained in Sections 23.3 and 23.4 of this agreement;

                  23.4.8 at least one business day prior to closing, it shall request CIBC WM to provide the Trust Company with a list of all purchasers of the Purchased Units in the United States; and

                  23.4.9 at closing it, together with its U.S. Affiliate selling Purchased Units in the United States, will provide a certificate, substantially in the form of
                           Schedule 23.4.9.

         23.5 It is understood and agreed by the Underwriters that the Purchased Units may be offered and resold by the Underwriters, its U.S. Affiliates and Selling Firms in the United States pursuant to the provisions of Rule 144A to persons who are, or are reasonably believed by them to be, Qualified Institutional Buyers in transactions meeting the requirements of Rule 144A and in compliance with any applicable state securities laws of the United States, provided that by purchasing Purchased Units, each purchaser shall be deemed to have represented and warranted for the benefit of the Company and the Underwriters that:

                  23.5.1 it is a Qualified Institutional Buyer and acknowledges that the sale of Purchased Units to it is being made in reliance on Rule 144A, and it is acquiring such Purchased Units for its own account or for the account of one or more Qualified Institutional Buyers with respect to which it exercises sole investment discretion;

                  23.5.2 it understands and acknowledges that the Purchased Units will not be and have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and are therefore "restricted securities" within the meaning of the Rule 144, and that if in the future it shall decide to resell, pledge or otherwise transfer such Purchased Units, the same may be resold, pledged or otherwise transferred only (A) to ACS Media Income Fund, (B) in the United States, in accordance with Rule 144A to a person it reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (C) outside the United States, in accordance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations, (D) in a transaction exempt from registration under the U.S. Securities Act pursuant to Rule 144 and in compliance with any applicable state securities laws of the United States, or (E) in a transaction that does not require registration under the U.S. Securities Act or any applicable United States state securities laws, and it has furnished to ACS Media Income Fund an opinion of counsel of recognized standing reasonably satisfactory to ACS Media Income Fund to that effect;

                  23.5.3 it understands that all Purchased Units sold in the United States as part of this offering under the Prospectus will bear a legend to the following effect:

                           "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF ACS MEDIA INCOME FUND THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO ACS MEDIA INCOME FUND, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, OR (E) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO ACS MEDIA INCOME FUND.

                           A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM CIBC MELLON TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO CIBC MELLON TRUST COMPANY AND ACS MEDIA INCOME FUND, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT."

                           If the Purchased Units are being sold in compliance with the requirements of Rule 904 of Regulation S, the legend may be removed by providing a declaration to CIBC Mellon Trust Company to the following effect (or as the Fund may prescribe from time to time).

                           "The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended, and (B) certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the Securities Act, as amended) of ACS Media Income Fund, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S."; and

                  23.5.4 it understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Fund, the Company and the Underwriters in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchased Units.

24.      STABILIZATION.

         In connection with the distribution of the Purchased Units, the Underwriters and members of their selling group (if any) may over-allot or effect transactions which stabilize or maintain the market price of the Purchased Units at levels above those which might otherwise prevail in the open market, in compliance with Securities Laws. Those stabilizing transactions, if any, may be discontinued at any time.

25.      OBLIGATIONS OF THE UNDERWRITERS TO BE SEVERAL.

         Subject to the terms and conditions of this agreement, the obligation of the Underwriters to purchase the Initial Units or the Additional Units, as the case may be, will be several and not joint. The percentage of the Purchased Units to be severally purchased and paid for by each of the Underwriters will be as follows:

CIBC World Markets Inc.                                35%
RBC Dominion Securities Inc.                           20%
Scotia Capital Inc.                                    20%
BMO Nesbitt Burns Inc.                                 12%
National Bank Financial Inc.                           12%
Westwind Partners Inc.                                  1%

         If an Underwriter (a "REFUSING UNDERWRITER") does not complete the purchase and sale of the Initial Units which that Underwriter has agreed to purchase under this agreement (the "DEFAULTED UNITS"), CIBC WM may delay the closing date for not more than five days and the remaining Underwriters (the "CONTINUING UNDERWRITERS") will be entitled, at their option, to purchase all but not less than all of the Defaulted Units pro rata according to the number of Initial Units to have been acquired by the Continuing Underwriters under this agreement or in any proportion agreed upon, in writing, by the Continuing Underwriters. If no such arrangement has been made and the number of Defaulted Units to be purchased by the Refusing Underwriter does not exceed 10% of the Initial Units the Continuing Underwriters will be obligated to purchase the Defaulted Units on the terms set out in this agreement in proportion to their obligations under this agreement. If the number of Defaulted Units to be purchased by the Refusing Underwriters exceeds 10% of the Initial Units, the Continuing Underwriters will not be obliged to purchase the Defaulted Units and, if the Continuing Underwriters do not elect to purchase the Defaulted
         Units:

         25.1 the Continuing Underwriters will not be obliged to purchase any of the Initial Units;

         25.2 the Fund will not be obliged to sell less than all of the Initial Units; and

         25.3 the Fund and the Company will be entitled to terminate their obligations under this agreement arising from their acceptance of this offer, in which event there will be no further liability on the part of the Continuing Underwriters or the Fund, ACS Canada, the Company and the Existing Securityholders except pursuant to the provisions of Sections 16, 17, and 19.

26.      NOTICE.

         Any notice or other communication required or permitted to be given under this agreement will be in writing and will be delivered to:

             (a)   in the case of the Fund:

                      79 Wellington Street West
                      Suite 3000, Maritime Life Building
                      Toronto-Dominion Centre
                      Toronto, Ontario M5K 1N2

                      Attention: Trustees of ACS Media Income Fund c/o Philip
                                 Brown
                      Facsimile: (416) 865-7380

             (b)   in the case of ACS Canada:

                      79 Wellington Street West
                      Suite 3000, Maritime Life Building
                      Toronto-Dominion Centre
                      Toronto, Ontario M5K 1N2

                      Attention: Directors of ACS Media Canada Inc. c/o Philip
                                 Brown
                      Facsimile: (416) 865-7380

             (c) in the case of ACS Holdings, ACS InfoSource and Alaska Communications Systems:

                      6000 Telephone Avenue, MS65
                      Anchorage, AK 99503
                      U.S.A.

                      Attention: General Counsel
                      Facsimile: (907) 297-3153

                   in each case under (a), (b) or (c), with a copy to the Fund and the Company.

             (d)   in the case of the Company:

                      3601 C Street
                      Anchorage, AK 19503
                      U.S.A.

                      Attention: President
                      Facsimile: (907) 564-1422

                   with a copy to the Fund.

             (e)   in the case of CIBC WM:

                      Canadian Equity Capital Markets
                      161 Bay Street, 6th Floor
                      Toronto, Ontario M5J 2S8

                      Attention: Kevin W. Dalton
                      Facsimile: (416) 956-6958

                   in the case of RBC DS:

                      P.O. Box 50, 200 Bay Street
                      4th Floor, South Tower
                      Royal Bank Plaza
                      Toronto, Ontario M5J 2W7

                      Attention: Karin Treiberg
                      Facsimile: (416) 842-7555

                   in the case of Scotia:

                      Scotia Plaza
                      40 King Street West

                      P.O. Box 4085, Station "A"
                      Toronto, Ontario M5W 2X6

                      Attention: Sarah B. Kavanagh
                      Facsimile: (416) 863-7117

                   in the case of BMO NB:

                      1 First Canadian Place
                      4th Floor, PO Box 150
                      Toronto, Ontario M5X 1H3

                      Attention: Ashish P. Mathur
                      Facsimile: (416) 359-5685

                   in the case of NBF:

                      130 King Street West
                      Suite 3200, PO Box 21
                      Toronto, Ontario M5X 1J9

                      Attention: Jim Hardy
                      Facsimile: (416) 869-6411

                   in the case of Westwind:

                      70 York Street
                      10th Floor
                      Toronto, Ontario M5J 1S9

                      Attention: Lionel F. Conacher
                      Facsimile: (416) 815-1808

                   in each case under (e), with a copy to Goodmans LLP:

                      Suite 2400
                      250 Yonge Street
                      Toronto, Ontario M5B 2M6

                      Attention: Allan Goodman
                      Facsimile: (416) 979-1234

         The parties may change their respective addresses for notices by notice given in the manner set out above. Any notice or other communication will be in writing, and unless delivered personally to the addressee or to a responsible officer of the addressee, as applicable, will be given by telecopy and will be deemed to have been given when (i) in the case of a notice delivered personally to a responsible officer of the addressee, when so delivered; and (ii) in the case of a notice delivered or given by telecopy, on the first business day following the day on which it is sent.

27.      MISCELLANEOUS.

         27.1 Except with respect to Sections 16, 17, and 22, all actions, determinations and notices on behalf of the Underwriters under this agreement or contemplated by this agreement may be carried out, made or given on behalf of the Underwriters by CIBC WM and CIBC WM will in good faith discuss with the other Underwriters the nature of any of the transactions and notices prior to giving effect to them or the delivery of them, as the case may be.

         27.2 This agreement will be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         27.3 Time will be of the essence in this agreement and, following any waiver or indulgence by any party, time will again be of the essence in this agreement.

         27.4 The words "agreement", "hereof", "hereunder" and similar phrases mean and refer to the agreement formed as a result of the acceptance by the Fund of this offer by the Underwriters to purchase the Purchased Units.

         27.5 All representations, warranties, covenants and agreements of the Fund, ACS Canada, the Company and the Existing Securityholders contained in this agreement or contained in documents submitted pursuant to this agreement and in connection with the transaction of purchase and sale contemplated by this agreement will survive and will continue in full force and effect for a period of three years from the Closing Date (other than Sections 8.1, 8.2, 8.3, 8.4, 8.5.1, 8.5.2, 8.5.4, 8.6, Sections 8.10 to and including 8.15,
                  Sections 8.17, 8.19 and 8.23, Sections 9.1 to and including 9.5, Sections 9.7 (but only with respect to contraventions, breaches or defaults under organizational documents, licenses, permits and Laws) and 9.8, Section 10.1 to and including 10.5, Sections 10.11 (but only with respect to contraventions, breaches or defaults under organizational documents, licenses, permits and Laws) and 10.12, and Sections 11.1, 11.2 and 11.4 (but only with respect to contraventions, breaches or defaults under organizational documents, licenses, permits and Laws), each of which will survive and will continue in full force and effect indefinitely) for the benefit of the Underwriters, regardless of any subsequent disposition of the Purchased Units or any investigation by or on behalf of the Underwriters with respect thereto. The Underwriters will be entitled to rely on the representations and warranties of the Fund, ACS Canada, the Company, ACS Holdings, ACS InfoSource and Alaska Communications Systems contained in this agreement or delivered pursuant to this agreement notwithstanding any investigation which the Underwriters may undertake or which may be undertaken on the Underwriters' behalf.

         27.6 Each of the parties to this agreement will be entitled to rely on delivery of a facsimile copy of this agreement and acceptance by each party of any such facsimile copy will be legally effective to create a valid and binding agreement between the parties to this agreement in accordance with the terms of this agreement.

         27.7 Each of the parties hereto acknowledges that the obligations of the Fund under this agreement and that such obligations shall not be personally binding upon any of the trustees of the Fund, any registered or beneficial holder of Units or any beneficiary under a plan of which a holder of such Units acts as a trustee or carrier, and that resort shall not be had to, nor shall recourse be sought from, any of the foregoing or the private property of any of the foregoing in respect of any indebtedness, obligation or liability of the Fund arising hereunder, and recourse for such indebtedness, obligations or liabilities of the Fund shall be limited to, and satisfied only out of, the assets of the Fund.

         27.8 This agreement may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement.

         27.9 To the extent permitted by applicable law, the invalidity or unenforceability of any particular provision of this agreement will not affect or limit the validity or enforceability of the remaining provisions of this agreement.

         27.10 This agreement and the other documents referred to in this agreement constitute the entire agreement between the parties hereto relating to the subject matter of this agreement and supersede all prior agreements between those parties with respect to their respective rights and obligations in respect of the transactions contemplated under this agreement.

         27.11 The terms and provisions of this agreement will be binding upon and enure to the benefit of the Fund, ACS Canada, the Company, and the Existing Securityholders and the Underwriters and their respective successors and assigns; provided that, except as otherwise provided in this agreement, this agreement will not be assignable by any party without the written consent of the others and any purported assignment without that consent will be invalid and of no force and effect.

         27.12 The parties acknowledge and agree that the obligations of the Fund hereunder are not personally binding upon any trustee thereof, any registered or beneficial holder of units in the Fund or any annuitant under a plan of which such unitholder acts as trustee or carrier, and resort shall not be had to, nor shall recourse or satisfaction be sought from, any of the foregoing or the private property of any of the foregoing, but the property of the Fund only shall be bound by such obligations. Any obligation of the Fund set out in this agreement shall, to the extent necessary to give effect to such obligation, be deemed to constitute, subject to the provisions of the previous sentence, an obligation of the trustees of the Fund in their capacity as trustees of the Fund only.

         27.13 Notwithstanding any provision of this agreement to the contrary, nothing in this agreement shall be construed to require or permit the Fund or any individual or entity acting on behalf of the Fund to take any action that would result in the Fund failing to qualify as an "investment trust" within the meaning of United States Treasury Regulations Section 301.7701-4(c).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         If this letter accurately reflects the terms of the transactions which we are to enter into and are agreed to by you, please communicate your acceptance by executing the enclosed copies of this letter where indicated and returning them to us.

                                      Yours very truly,
                                      CIBC WORLD MARKETS INC.
                                      /s/ Kevin W. Dalton
                                      -----------------------------------------
                                      Name:  Kevin W. Dalton
                                      Title: Managing Director

                                      RBC DOMINION SECURITIES INC.
                                      /s/ Karin Treiberg
                                      -----------------------------------------
                                      Name:  Karin Treiberg
                                      Title: Vice President

                                      SCOTIA CAPITAL INC.
                                      /s/ Sarah B. Kavanagh
                                      -----------------------------------------
                                      Name:  Sarah B. Kavanagh
                                      Title: Managing Director

                                      BMO NESBITT BURNS INC.
                                      /s/ Ashish P. Mathur
                                      -----------------------------------------
                                      Name:  Ashish P. Mathur
                                      Title: Vice President

                                      NATIONAL BANK FINANCIAL INC.
                                      /s/ Jim Hardy
                                      -----------------------------------------
                                      Name:  Jim Hardy
                                      Title: Managing Director

                                      WESTWIND PARTNERS INC.
                                      /s/ Lionel F. Conacher
                                      -----------------------------------------
                                      Name:  Lionel F. Conacher
                                      Title: Managing Director

         Accepted and agreed to by the undersigned as of the date of this letter first written above.

                                      ACS MEDIA INCOME FUND, BY ITS TRUSTEES
                                      /s/ Mark A. Davis
                                      -----------------------------------------
                                      Name:  Mark A. Davis
                                      Title: Trustee

                                      /s/ Andre L. Hidi
                                      -----------------------------------------
                                      Name:  Andre L. Hidi
                                      Title: Trustee

                                      /s/ Alain Rheaume
                                      -----------------------------------------
                                      Name:  Alain Rheaume
                                      Title: Trustee

                                      /s/ Ronald J. Daniels
                                      -----------------------------------------
                                      Name:  Ronald J. Daniels
                                      Title: Trustee

                                      ACS MEDIA CANADA INC.
                                      /s/ Wesley E. Carson
                                      -----------------------------------------
                                      Name:  Wesley E. Carson
                                      Title: President

                                      ACS MEDIA LLC
                                      /s/ Wesley E. Carson
                                      -----------------------------------------
                                      Name:  Wesley E. Carson
                                      Title: President, Chief Executive
                                      Officer and Manager

                                      ACS MEDIA HOLDINGS LLC
                                      /s/ Kevin Hemenway
                                      -----------------------------------------
                                      Name:  Kevin Hemenway
                                      Title: Manager

                                      ACS INFOSOURCE, INC.
                                      /s/ Kevin Hemenway
                                      -----------------------------------------
                                      Name:  Kevin Hemenway
                                      Title: Director

                                      ALASKA COMMUNICATIONS SYSTEMS HOLDINGS,
                                      INC.
                                      /s/ Kevin Hemenway
                                      -----------------------------------------
                                      Name:  Kevin Hemenway
                                      Title: Senior Vice President, Treasurer
                                      and Chief Financial Officer

                                  SCHEDULE 8.11

                             CAPITAL OF THE COMPANY

Capital of the Company as of the date of this agreement and immediately before the Time of Closing:

        Authorized:                        unlimited number of membership
                                           interests

        Issued and Outstanding:            1 membership interest issued to ACS
                                           Media Holdings LLC

Capital of the Company immediately before the Over-Allotment Closing Time (provided that the Closing occurs and there are no Defaulted Units):

        Authorized:                        unlimited number of membership
                                           interests

        Issued and Outstanding:            17,366,353 membership interest issued
                                           to ACS Media Holdings LLC

                                           120,680,968 membership interest
                                           issued to ACS Media Canada Inc.

                                 SCHEDULE 23.4.9

                            UNDERWRITERS' CERTIFICATE

                  In connection with the private placement in the United States of the units (the "UNITS") of ACS Media Income Fund (the "FUND") pursuant to the underwriting agreement dated April 28, 2003 among the Fund, ACS Media LLC and others and the Underwriters named therein (the "UNDERWRITING AGREEMENT"), each of the undersigned does hereby certify as follows:

         I. [NAME OF U.S. BROKER-DEALER AFFILIATE] is a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of and in good standing with the National Association of Securities Dealers, Inc. on the date hereof;

         II.               each offeree was provided with a copy of the U.S.
                           private placement memorandum (the "U.S. PLACEMENT MEMORANDUM"), including the Canadian (final) prospectus (without the compilation report referred to therein) dated April 29, 2003 for the offering of the Units in the United States;

         III.              immediately prior to our transmitting such U.S.
                           Placement Memorandum to such offerees, we had reasonable grounds to believe and did believe that each offeree was, and continue to believe that each such offeree who is a U.S. person purchasing Units from us is, a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 ACT");

         IV. no form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) was used by us, in connection with the offer or sale of the Units in the United States; and

         V. the offering of the Units in the United States has been conducted by us in accordance with the terms of the Underwriting Agreement.

                  Unless otherwise defined, terms used in this certificate have the meanings given to them in the Underwriting Agreement.

                  Dated this ________day of _______________, 2003.

[UNDERWRITER]                              [U.S. BROKER-DEALER AFFILIATE]

By: ____________________________           By: ________________________________
     Name:                                      Name:
     Title:                                     Title: